HARTFORD LEADERS(R) /CHASE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina & Pennsylvania) CW ------------------------------------------------------------------------------------------------------------------------------------                                  REQUEST FOR VARIABLE ANNUITY U.S.P.S.-First The Hartford-IPS Class or P.O. Box 5085 Express-Mail to: Hartford, CT 06102-5085 / / Hartford Life Insurance Company / / Hartford Life and Annuity Insurance Company [LOGO] Private Express The Hartford - IPS THE HARTFORD Mail: 1 Griffin Road North COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD Windsor, CT 06095-1512 LIFE".                                                  1. CONTRACT OWNER (REQUIRED) ------------------------------------------------------------------------------------------------------------------------------------ Ownership Type: / / Individual / / Trust* / / CRT* / / UGMA / / UTMA / / NRA* / / Corporation* (Select only ONE) / / Other *Additional forms may be required ------------------------------------------------------------------------------------------------------------------------------------                                              / / Mr. / / Mrs. / / Ms. Gender: / / M / / F NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship. ---------------------------------------------------------------------------------------------------------------------------------                              First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Additional Owner Information (e.g., Name Email Address of Trust/Corporation) -------------------------------------------------------------------------------------------------------------------------------- Social Security Number/TIN Date of Birth Daytime Telephone Number -------------------------------------------------------------------------------------------------------------------------------- Residential Address - (Permanent Physical City State ZIP Address, No P.O. Box) -------------------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from above) City State ZIP --------------------------------------------------------------------------------------------------------------------------------                          2. JOINT CONTRACT OWNER (If any) --------------------------------------------------------------------------------------------------------------------------------                                      / / Mr. / / Mrs. / / Ms. First Name MI Last Name ---------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number ----------------------------------------------------------------------------------------------------------------------------------                          Relationship to Contract Owner NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship. ---------------------------------------------------------------------------------------------------------------------------------                          3. ANNUITANT (Required if different from Contract Owner) ------------------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name ---------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Daytime Telephone Number ----------------------------------------------------------------------------------------------------------------------------------                              Residential Address - (Permanent Physical City State ZIP Address, No P.O. Box) -------------------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from above) City State ZIP -------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner --------------------------------------------------------------------------------------------------------------------------------                          4. CONTINGENT ANNUITANT (If any) --------------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name ---------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Relationship to Contract Owner ----------------------------------------------------------------------------------------------------------------------------------                                  A-LDR-08 (CW) HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA) Order #: HL-20248-2 Page 1 of 6                          Owner SSN/TIN                          5. BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.) ------------------------------------------------------------------------------------------------------------------------------------                                      / / Primary % First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN -------------------------------------------------------------------------------------------------------------------------------- / / Primary First

Name MI Last Name / / Contingent % -------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN -------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % -------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN --------------------------------------------------------------------------------------------------------------------------------          Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.                 6. PLAN TYPE OF NEW CONTRACT (REQUIRED - Complete either Section A or Section B) ------------------------------------------------------------------------------------------------------------------------------------                              A. NON-QUALIFIED / / Non-Qualified New Purchase / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $ -------------------------------------------------------------------------------------------------------------------------------- B. QUALIFIED / / New Contribution for tax year / / Transfer / / Rollover --------------------------------------------------------------------------------------------------------------------------------                          Please select ONE plan type listed below ------------------------------------------------------------------------------------------------------------------------------------ INDIVIDUALLY OWNED EMPLOYER PLAN - ALLOCATED ------------------------------------------------------------------------------------------------------------------------------------                                          / / Traditional IRA / / Roth IRA / / SEP IRA / / 401(k) / / 401(a) / / Keogh/HR-10 / / Custodial IRA / / Individual 401(k) / / SIMPLE IRA (Non-DFI only) / / Other: ---------------------------------------------------------------------------------------------------------------------------------                              7. PREMIUM PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY) $ ----------------------------------------------------------------------------------------------------------------------------------                              8. ESTIMATED EXCHANGE/TRANSFER AMOUNT (If applicable) $ ------------------------------------------------------------------------------------------------------------------------------------                          9. OPTIONAL DEATH BENEFIT ELECTION -----------------------------------------------------------------------------------------------------------------------------------          You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts. Please refer to the prospectus for complete details. / / MAV PLUS / / MAXIMUM ANNIVERSARY VALUE (NOT AVAILABLE IN WA) (AVAILABLE ONLY IN WA)                 10. OPTIONAL WITHDRAWAL BENEFIT ELECTION (Select ONE only. Please refer to the prospectus for complete details.) ------------------------------------------------------------------------------------------------------------------------------------                          THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+ THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE / / SINGLE LIFE / / JOINT/SPOUSAL NOT APPROVED THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS. THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+ THE HARTFORD'S LIFETIME INCOME BUILDER II*+ IMPORTANT: Must select ONLY from the investment options with / / SINGLE LIFE / / JOINT/SPOUSAL the [DELTA] symbol in section 11. / / SINGLE LIFE / / JOINT/SPOUSAL THE HARTFORD'S LIFETIME INCOME FOUNDATION*+ / / THE HARTFORD'S PRINCIPAL FIRST* / / SINGLE LIFE / / JOINT/SPOUSAL          * Additional charges and how they are assessed vary by rider. + Separate Death Benefits apply. May not be available in all states.                         A-LDR-08 (CW) HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA) Order #: HL-20248-2 Page 2 of 6                          Owner SSN/TIN                          11. INVESTMENT SELECTION (REQUIRED - Use whole percentages only) ------------------------------------------------------------------------------------------------------------------------------------          IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in Section 10, you must choose from the following investment options indicated by the [DELTA] symbol. CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period. / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer. / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below. A INVESTMENT SUMMARY                     Dollar Cost Averaging % (Complete Section 11B and 11D or 11E) Fixed Accumulation Feature % (Complete Section 11C) Sub-Accounts % (Complete Section 11D - Unavailable if Asset Allocation Model is selected) Asset Allocation Model % (Complete Section 11E - Unavailable if Sub-Accounts are selected) TOTAL - 100% (MUST EQUAL 100%)          B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)** DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below. Initial Allocation                     % 6-Month DCA [DELTA] Duration: months (between 3-6) / / check if rate lock* Estimated dollar amount $ % 12-Month DCA [DELTA] Duration: months (between 7-12) / / check if rate lock* Estimated dollar amount $          * A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. ** NOT AVAILABLE FOR HARTFORD LEADERS(R) ACCESS OR IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM. C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.) Initial Allocation INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*                     % Fixed Accumulation Feature / / Yes Estimated dollar amount $ [DELTA]+          + NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 10. * A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. D SUB-ACCOUNT ALLOCATION SELECTION - The DCA allocation is only required if enrolling in the DCA program in Section 11B. SUB-ACCOUNTS                   INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % AIM V.I. Capital Appreciation % % American Funds Bond HLS Fund Fund % % AIM V.I. Capital Development % % American Funds Global Bond HLS Fund Fund % % AIM V.I. Core Equity Fund % % American Funds Global Growth & Income HLS Fund % % AIM V.I. International Growth % % American Funds Global Growth HLS Fund Fund % % AIM V.I. Small Cap Equity Fund % % American Funds Global Small Capitalization HLS Fund % % AllianceBernstein VPS Balanced % % American Funds Growth HLS Fund Wealth Strategy Portfolio [DELTA] % % AllianceBernstein VPS % % American Funds Growth-Income HLS International Growth Portfolio Fund % % AllianceBernstein VPS % % American Funds International HLS International Value Portfolio Fund % % AllianceBernstein VPS Small/Mid- % % American Funds New World HLS Fund Cap Value Portfolio % % AllianceBernstein VPS Value % % Fidelity VIP Contrafund Portfolio Portfolio % % American Funds Asset Allocation % % Fidelity VIP Dynamic Capital HLS Fund Appreciation Portfolio % % American Funds Blue Chip Income % % Fidelity VIP Growth Portfolio and Growth HLS Fund                                  A-LDR-08 (CW) HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA) Order #: HL-20248-2 Page 3 of 6                          Owner SSN/TIN                            INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ------------------------------------------------------------------------------------------------------------------------------------ % % Fidelity VIP Mid Cap Portfolio % % JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio % % Fidelity VIP Value Strategies % % JPMorgan Insurance Trust Diversified Portfolio Mid Cap Value Portfolio % % Franklin Flex Cap Growth % % JPMorgan Insurance Trust Equity Securities Fund Index Portfolio % % Franklin Income Securities Fund % % JPMorgan Insurance Trust Government [DELTA] Bond Portfolio % % Franklin Small Cap Value % % JPMorgan Insurance Trust Intrepid Securities Fund Growth Portfolio % % Franklin Small-Mid Cap Growth % % JPMorgan Insurance Trust Intrepid Securities Fund Mid Cap Portfolio % % Franklin Strategic Income % % Lord Abbett America's Value Securities Fund Portfolio [DELTA] % % Hartford Advisers HLS Fund [DELTA] % % Lord Abbett Bond-Debenture Portfolio % % Hartford Capital Appreciation HLS % % Lord Abbett Growth & Income Fund Portfolio % % Hartford Disciplined Equity HLS % % MFS Growth Series Fund % % Hartford Dividend and Growth HLS % % MFS Investors Trust Series Fund % % Hartford Equity Income HLS Fund % % MFS Research Bond Series % % Hartford Fundamental Growth HLS % % MFS Total Return Series [DELTA] Fund % % Hartford Global Equity HLS Fund % % MFS Value Series % % Hartford Global Growth HLS Fund % % Mutual Discovery Securities Fund % % Hartford Growth HLS Fund % % Mutual Shares Securities Fund % % Hartford Growth Opportunities HLS % % Oppenheimer Capital Appreciation Fund Fund/VA % % Hartford High Yield HLS Fund % % Oppenheimer Global Securities Fund/VA % % Hartford International Growth HLS % % Oppenheimer Main Street Fund/ VA Fund % % Hartford International % % Oppenheimer Main Street Small Cap Opportunities HLS Fund Fund/VA % % Hartford LargeCap Growth HLS Fund % % Oppenheimer Value Fund/VA % % Hartford MidCap Growth HLS Fund % % Putnam VT Diversified Income Fund % % Hartford Money Market HLS Fund % % Putnam VT Global Asset Allocation [DELTA] Fund % % Hartford Small Cap Growth HLS Fund % % Putnam VT International Equity Fund % % Hartford Small Company HLS Fund % % Putnam VT International Growth & Income Fund % % Hartford Stock HLS Fund % % Putnam VT Small Cap Value Fund % % Hartford Total Return Bond HLS % % Templeton Developing Markets Fund Securities Fund % % Hartford U.S. Government % % Templeton Foreign Securities Fund Securities HLS Fund % % Hartford Value HLS Fund % % Templeton Global Income Securities Fund % % Hartford Value Opportunities HLS % % Templeton Growth Securities Fund Fund % % JPMorgan Insurance Trust Balanced % % Van Kampen LIT Growth and Income Portfolio Portfolio % % JPMorgan Insurance Trust Core Bond % % Van Kampen UIF Mid Cap Growth Portfolio Portfolio % % JPMorgan Insurance Trust % % Van Kampen UIF U.S. Mid Cap Value Diversified Equity Portfolio Portfolio          CUSTOM ASSET ALLOCATION PROGRAM (AA) / / Check

here if you would like your sub-account allocations to rebalance:                                 Day of Month (1st-28th) Rebalancing Frequency: / / Monthly / / Quarterly / / Semi-Annually / / Annually          E ASSET ALLOCATION MODEL SELECTION YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY. INVESTMENT STRATEGIES                     % / / Hartford Checks & Balances [DELTA] / / Franklin Founding Investment Strategy [DELTA] / / Core Four [DELTA] / / American Growth Foundation Strategy [DELTA]                            FRANKLIN FOUNDING AMERICAN GROWTH HARTFORD INVESTMENT STRATEGY FOUNDATION STRATEGY CHECKS & BALANCES [DELTA] [DELTA] [DELTA] CORE FOUR [DELTA]                                 ---------------------------------------------------------------------------------------------------------------------------------- Hartford Capital Franklin Income American Funds Bond HLS American Funds Appreciation HLS Fund 33% Securities Fund 34% Fund 25% International HLS Fund 25% Hartford Dividend & Mutual Shares Securities American Funds Global Franklin Income Growth HLS Fund 33% Fund 33% Small Cap HLS Fund 10% Securities Fund 25% Hartford Total Return Templeton Growth American Funds Growth & Hartford Growth Bond HLS Fund 34% Securities Fund 33% Income HLS Fund 25% Opportunities HLS Fund 25% American Funds Growth HLS Hartford Total Return Fund 25% Bond HLS Fund 25% American Funds International HLS Fund 15%                                  A-LDR-08 (CW) HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA) Order #: HL-20248-2 Page 4 of 6                          Owner SSN/TIN          PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)                             % / / Balanced [DELTA] / / Moderate Growth [DELTA] / / Growth [DELTA] / / Enhanced Growth                            MODERATE GROWTH BALANCED [DELTA] [DELTA] GROWTH [DELTA] ENHANCED GROWTH                                 -------------------------------------------------------------------------------------------------------------------------------- AIM V.I. International AIM V.I. International AIM V.I. International AIM V.I. International Growth Fund 3% Growth Fund 4% Growth Fund 3% Growth Fund 4% AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS International Value International Value International Value International Value Portfolio 3% Portfolio 4% Portfolio 3% Portfolio 4% American Funds Bond HLS American Funds Bond HLS American Funds Growth American Funds Growth Fund 10% Fund 7% HLS Fund 8% HLS Fund 8% American Funds Growth American Funds Growth American Funds American Funds HLS Fund 6% HLS Fund 7% International HLS Fund 5% International HLS Fund 5% American Funds American Funds Fidelity VIP Mid Cap Fidelity VIP Mid Cap International HLS Fund 4% International HLS Fund 5% Portfolio 2% Portfolio 3% Fidelity VIP Mid Cap Fidelity VIP Mid Cap Franklin Small Cap Value Franklin Small Cap Value Portfolio 3% Portfolio 3% Securities Fund 2% Securities Fund 3% Franklin Strategic Franklin Small Cap Value Franklin Strategic Franklin Strategic Income Securities Fund 10% Securities Fund 2% Income Securities Fund 8% Income Securities Fund 5% Hartford Capital Franklin Strategic Hartford Capital Hartford Capital Appreciation HLS Fund 5% Income Securities Fund 9% Appreciation HLS Fund 7% Appreciation HLS Fund 8% Hartford Disciplined Hartford Capital Hartford Disciplined Hartford Disciplined Equity HLS Fund 7% Appreciation HLS Fund 6% Equity HLS Fund 9% Equity HLS Fund 10% Hartford Growth Hartford Disciplined Hartford Growth Hartford Growth Opportunities HLS Fund 5% Equity HLS Fund 8% Opportunities HLS Fund 7% Opportunities HLS Fund 8% JPMorgan Insurance Trust Hartford Growth Hartford International Hartford International Core Bond Portfolio 10% Opportunities HLS Fund 6% Opportunities HLS Fund 4% Opportunities HLS Fund 4% Lord Abbett JPMorgan Insurance Trust JPMorgan Insurance Trust JPMorgan Insurance Trust Bond-Debenture Portfolio 5% Core Bond Portfolio 10% Core Bond Portfolio 10% Core Bond Portfolio 7% JP Morgan Insurance JPMorgan Insurance Trust Lord Abbett Bond- Trust Diversified Mid Diversified Mid Cap MFS Value Series 6% Debenture Portfolio 5% Cap Growth Portfolio 2% Growth Portfolio 2% Mutual Shares Securities Lord Abbett Bond- Lord Abbett Bond- Fund 5% MFS Value Series 7% Debenture Portfolio 5% Debenture Portfolio 3% Oppenheimer Main Street Mutual Shares Securities Small Cap Fund/VA 3% Fund 6% MFS Value Series 8% MFS Value Series 9% Putnam VT Diversified Oppenheimer Main Street Mutual Shares Securities Mutual Shares Securities Income Fund 10% Small Cap Fund/VA 2% Fund 7% Fund 8% Templeton Global Income Putnam VT Diversified Oppenheimer Main Street Oppenheimer Main Street Securities Fund 5% Income Fund 9% Small Cap Fund/VA 3% Small Cap Fund/VA 4% Putnam VT Diversified Putnam VT Diversified Income Fund 7% Income Fund 5%          * When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity contract. Alternative investment options with similar risk and return characteristics are available with this contract.                 12. SPECIAL REMARKS ------------------------------------------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------------------------------------------                          13. OWNER(S) ACKNOWLEDGEMENTS (All questions in this Section MUST be completed) -------------------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you have an existing annuity or life insurance policy? / / No / / Yes - Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / No / / Yes - Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?          / / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you. THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED. NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies. DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.                         A-LDR-08 (CW) HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA) Order #: HL-20248-2 Page 5 of 6                          Owner SSN/TIN          KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime. MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits. NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES. NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony. PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity. I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3. The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation. Signed at: / / ------------ --------------- State* Date                     -------------------------------------------------------------------------------------------------------------------------------- Contract Owner Signature (Trustee/Custodian, if applicable) Joint Contract Owner Signature (If applicable)          * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.                 14. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS ------------------------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts? / / No / / Yes - Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.                          -------------------------------------------------- Licensed Agent Signature                                  First Name MI Last Name --------------------------------------------------------------------------------------------------------------------------------- Street Address City State ZIP --------------------------------------------------------------------------------------------------------------------------------- Broker/Dealer Licensed Agent SSN Broker/Dealer Client Account Number --------------------------------------------------------------------------------------------------------------------------------- Business Telephone

Number Fax Number Email Address --------------------------------------------------------------------------------------------------------------------------------- SELECT PROGRAM* / / A / / B / / C ---------------------------------------------------------------------------------------------------------------------------------          * CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)                         A-LDR-08 (CW) HARTFORD LEADERS(R) /CHASE (Countrywide except AL, AZ, FL, MN, NC, NY & PA) Order #: HL-20248-2 Page 6 of 6                          HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina, & CW Pennsylvania) ------------------------------------------------------------------------------------------------------------------------------------                                  REQUEST FOR VARIABLE ANNUITY U.S.P.S.-First The Hartford - IPS Class or P.O. Box 5085 Express-Mail to: Hartford, CT 06102-5085 / / Hartford Life Insurance Company / / Hartford Life and Annuity Insurance Company [LOGO] Private Express The Hartford - IPS THE HARTFORD Mail: 1 Griffin Road North COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD Windsor, CT 06095-1512 LIFE".                          1. PRODUCT REQUIRED - SELECT ONLY ONE. PLEASE REFER TO PROSPECTUS FOR PRODUCT DETAILS. ---------------------------------------------------------------------------------------------------------------------------------                                  / / Hartford Leaders(R) / / Hartford Leaders(R) Outlook / / Hartford Leaders(R) Plus / / Hartford Leaders(R) Access ------------------------------------------------------------------------------------------------------------------------------                                                  2. CONTRACT OWNER (REQUIRED) ------------------------------------------------------------------------------------------------------------------------------------ Ownership Type: / / Individual / / Trust* / / CRT* / / UGMA / / UTMA / / NRA* / / Corporation* (Select only ONE) / / Other *Additional forms may be required ------------------------------------------------------------------------------------------------------------------------------------                                              / / Mr. / / Mrs. / / Ms. Gender: / / M / / F NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship. ---------------------------------------------------------------------------------------------------------------------------------                              First Name MI Last Name ----------------------------------------------------------------------------------------------------------------------------------- Additional Owner Information (e.g., Name of Email Address Trust/Corporation) ----------------------------------------------------------------------------------------------------------------------------------- Social Security Number/TIN Date of Birth Daytime Telephone Number ----------------------------------------------------------------------------------------------------------------------------------- Residential Address - (Permanent Physical Address, City State ZIP No P.O. Box) ----------------------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from above) City State ZIP -----------------------------------------------------------------------------------------------------------------------------------                          3. JOINT CONTRACT OWNER (If any) ------------------------------------------------------------------------------------------------------------------------------------                                      / / Mr. / / Mrs. / / Ms. First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------------------ Gender: / / M / / F Date of Birth Social Security Number ------------------------------------------------------------------------------------------------------------------------------------                          Relationship to Contract Owner NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship. --------------------------------------------------------------------------------------------------------------------------------                          4. ANNUITANT (Required if different from Contract Owner) ------------------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name --------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Daytime Telephone Number ---------------------------------------------------------------------------------------------------------------------------------                              Residential Address - (Permanent Physical Address, City State ZIP No P.O. Box) ---------------------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from above) City State ZIP ---------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner ----------------------------------------------------------------------------------------------------------------------------------                          5. CONTINGENT ANNUITANT (If any) -----------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name --------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F

Date of Birth Social Security Number Relationship to Contract Owner ---------------------------------------------------------------------------------------------------------------------------------                                  A-LDR-08 (CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN, NY, NC Order #: HL-20220-2 Page 1 of 6 & PA)                          Owner SSN/TIN                          6. BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.) --------------------------------------------------------------------------------------------------------------------------------                                      / / Primary % First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN -------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % -------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN -------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % -------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN --------------------------------------------------------------------------------------------------------------------------------          Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.                 7. PLAN TYPE OF NEW CONTRACT (REQUIRED - Complete either Section A or Section B) ------------------------------------------------------------------------------------------------------------------------------------                              A. NON-QUALIFIED / / Non-Qualified New Purchase / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $ --------------------------------------------------------------------------------------------------------------------------------- B. QUALIFIED / / New Contribution for tax year / / Transfer / / Rollover ---------------------------------------------------------------------------------------------------------------------------------                          Please select ONE plan type listed below ------------------------------------------------------------------------------------------------------------------------------------ INDIVIDUALLY OWNED EMPLOYER PLAN - ALLOCATED ------------------------------------------------------------------------------------------------------------------------------------                                          / / Traditional IRA / / Roth IRA / / SEP IRA / / 401(k) / / 401(a) / / Keogh/HR-10 / / Custodial IRA / / Individual 401(k) / / SIMPLE IRA (Non-DFI only) / / Other: ----------------------------------------------------------------------------------------------------------------------------------                              8. PREMIUM PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY) $ ----------------------------------------------------------------------------------------------------------------------------                              9. ESTIMATED EXCHANGE/TRANSFER AMOUNT (If applicable) $ ----------------------------------------------------------------------------------------------------------------------------                              10. OPTIONAL DEATH BENEFIT ELECTION ----------------------------------------------------------------------------------------------------------------------------          You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts. Please refer to the prospectus for complete details. / / MAV PLUS / / MAXIMUM ANNIVERSARY VALUE (NOT AVAILABLE IN WA) (AVAILABLE ONLY IN WA)                 11. OPTIONAL WITHDRAWAL BENEFIT ELECTION (Select ONE only. Please refer to the prospectus for complete details.) ------------------------------------------------------------------------------------------------------------------------------------                          THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+ THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE NOT / / SINGLE LIFE / / JOINT/SPOUSAL APPROVED THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS. THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+ THE HARTFORD'S LIFETIME INCOME BUILDER II*+ IMPORTANT: Must select ONLY from the investment options with the / / SINGLE LIFE / / JOINT/SPOUSAL [DELTA] symbol in section 12. / / SINGLE LIFE / / JOINT/SPOUSAL THE HARTFORD'S LIFETIME INCOME FOUNDATION*+ / / THE HARTFORD'S PRINCIPAL FIRST* / / SINGLE LIFE / / JOINT/SPOUSAL          * Additional charges and how they are assessed vary by rider. + Separate Death Benefits apply. May not be available in all states.                         A-LDR-08 (CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN, NY, NC Order #: HL-20220-2 Page 2 of 6 & PA)                          Owner SSN/TIN                          12. INVESTMENT SELECTION (REQUIRED - Use whole percentages only) -------------------------------------------------------------------------------------------------------------------------------

IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in Section 11, you must choose from the following investment options indicated by the [DELTA] symbol. CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period. / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer. / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below. A INVESTMENT SUMMARY                     Dollar Cost Averaging % (Complete Section 12B and 12D or 12E) Fixed Accumulation Feature % (Complete Section 12C) Sub-Accounts % (Complete Section 12D - Unavailable if Asset Allocation Model is selected) Asset Allocation Model % (Complete Section 12E - Unavailable if Sub-Accounts are selected) TOTAL - 100% (MUST EQUAL 100%)          B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)** DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below. Initial Allocation                         % 6-Month DCA [DELTA] Duration: months (between 3-6) / / check if rate lock* Estimated dollar amount $ % 12-Month DCA [DELTA] Duration: months (between 7-12) / / check if rate lock* Estimated dollar amount $          * A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. ** NOT AVAILABLE FOR HARTFORD LEADERS(R) ACCESS OR IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM. C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.) Initial Allocation INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*                     % Fixed Accumulation Feature / / Yes Estimated dollar amount $ [DELTA]+          + NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 11. * A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. D SUB-ACCOUNT ALLOCATION SELECTION - The DCA allocation is only required if enrolling in the DCA program in Section 12B. SUB-ACCOUNTS                   INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % AIM V.I. Capital Appreciation Fund % % American Funds Blue Chip Income and Growth HLS Fund % % AIM V.I. Capital Development Fund % % American Funds Bond HLS Fund % % AIM V.I. Core Equity Fund % % American Funds Global Bond HLS Fund % % AIM V.I. International Growth Fund % % American Funds Global Growth & Income HLS Fund % % AIM V.I. Small Cap Equity Fund % % American Funds Global Growth HLS Fund % % AllianceBernstein VPS Balanced % % American Funds Global Small Wealth Strategy Portfolio [DELTA] Capitalization HLS Fund % % AllianceBernstein VPS International % % American Funds Growth HLS Fund Growth Portfolio % % AllianceBernstein VPS International % % American Funds Growth-Income HLS Value Portfolio Fund % % AllianceBernstein VPS Small/Mid-Cap % % American Funds International HLS Value Portfolio Fund % % AllianceBernstein VPS Value % % American Funds New World HLS Fund Portfolio % % American Funds Asset Allocation HLS % % Fidelity VIP Contrafund Portfolio Fund                                  A-LDR-08 (CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN, NY, NC Order #: HL-20220-2 Page 3 of 6 & PA)                          Owner SSN/TIN                            INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % Fidelity VIP Dynamic Capital % % Hartford Value HLS Fund Appreciation Portfolio % % Fidelity VIP Growth Portfolio % % Hartford Value Opportunities HLS Fund % % Fidelity VIP Mid Cap Portfolio % % Lord Abbett America's Value Portfolio [DELTA] % % Fidelity VIP Value Strategies % % Lord Abbett Bond-Debenture Portfolio Portfolio % % Franklin Flex Cap Growth Securities % % Lord Abbett Growth & Income Fund Portfolio % % Franklin Income Securities Fund % % MFS Growth Series [DELTA] % % Franklin Small Cap Value Securities % % MFS Investors Trust Series Fund % % Franklin Small-Mid Cap Growth % % MFS Research Bond Series Securities Fund % % Franklin Strategic Income Securities % % MFS Total Return Series [DELTA] Fund % % Hartford Advisers HLS Fund [DELTA] % % MFS Value Series % % Hartford Capital Appreciation HLS % % Mutual Discovery Securities Fund Fund % % Hartford Disciplined Equity HLS Fund % % Mutual Shares Securities Fund % % Hartford Dividend and Growth HLS % % Oppenheimer Capital Appreciation Fund Fund/VA % % Hartford Equity Income HLS Fund % % Oppenheimer Global Securities Fund/VA % % Hartford Fundamental Growth HLS Fund % % Oppenheimer Main Street Fund/ VA % % Hartford Global Equity HLS Fund % % Oppenheimer Main Street Small Cap Fund/VA % % Hartford Global Growth HLS Fund % % Oppenheimer Value Fund/VA % % Hartford Growth HLS Fund % % Putnam VT Diversified Income Fund % % Hartford Growth Opportunities HLS % % Putnam VT Global Asset Allocation Fund Fund % % Hartford High Yield HLS Fund % % Putnam VT International Equity Fund % % Hartford International Growth HLS % %

Putnam VT International Growth & Fund Income Fund % % Hartford International Opportunities % % Putnam VT Small Cap Value Fund HLS Fund % % Hartford LargeCap Growth HLS Fund % % Templeton Developing Markets Securities Fund % % Hartford MidCap Growth HLS Fund % % Templeton Foreign Securities Fund % % Hartford Money Market HLS Fund % % Templeton Global Income Securities [DELTA] Fund % % Hartford Small Cap Growth HLS Fund % % Templeton Growth Securities Fund % % Hartford Small Company HLS Fund % % Van Kampen LIT Growth and Income Portfolio % % Hartford Stock HLS Fund % % Van Kampen UIF Mid Cap Growth Portfolio % % Hartford Total Return Bond HLS Fund % % Van Kampen UIF U.S. Mid Cap Value Portfolio % % Hartford U.S. Government Securities HLS Fund          CUSTOM ASSET ALLOCATION PROGRAM (AA) / / Check here if you would like your sub-account allocations to rebalance:                                 Day of Month (1st-28th) Rebalancing Frequency: / / Monthly / / Quarterly / / Semi-Annually / / Annually          E ASSET ALLOCATION MODEL SELECTION YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY. INVESTMENT STRATEGIES                     % / / Hartford Checks & Balances [DELTA] / / Franklin Founding Investment Strategy [DELTA] / / Core Four [DELTA] / / American Growth Foundation Strategy [DELTA]                            HARTFORD FRANKLIN FOUNDING AMERICAN GROWTH CHECKS & BALANCES INVESTMENT STRATEGY FOUNDATION STRATEGY [DELTA] [DELTA] [DELTA] CORE FOUR [DELTA]                                 ---------------------------------------------------------------------------------------------------------------------------------- Hartford Capital Franklin Income American Funds Bond HLS American Funds Appreciation HLS Fund 33% Securities Fund 34% Fund 25% International HLS Fund 25% Hartford Dividend & Mutual Shares Securities American Funds Global Franklin Income Growth HLS Fund 33% Fund 33% Small Cap HLS Fund 10% Securities Fund 25% Hartford Total Return Templeton Growth American Funds Growth & Hartford Growth Bond HLS Fund 34% Securities Fund 33% Income HLS Fund 25% Opportunities HLS Fund 25% American Funds Growth HLS Hartford Total Return Fund 25% Bond HLS Fund 25% American Funds International HLS Fund 15%                                  A-LDR-08 (CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN, NY, NC Order #: HL-20220-2 Page 4 of 6 & PA)                          Owner SSN/TIN          PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)                             % / / Balanced [DELTA] / / Moderate Growth [DELTA] / / Growth [DELTA] / / Enhanced Growth                            MODERATE GROWTH BALANCED [DELTA] [DELTA] GROWTH [DELTA] ENHANCED GROWTH                                 ---------------------------------------------------------------------------------------------------------------------------------- AIM V.I. International AIM V.I. International AIM V.I. International AIM V.I. International Growth Fund 3% Growth Fund 4% Growth Fund 3% Growth Fund 4% AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS International Value International Value International Value International Value Portfolio 3% Portfolio 4% Portfolio 3% Portfolio 4% American Funds Bond HLS American Funds Bond HLS American Funds Growth HLS American Funds Growth HLS Fund 10% Fund 7% Fund 8% Fund 8% American Funds Growth HLS American Funds Growth HLS American Funds American Funds Fund 6% Fund 7% International HLS Fund 5% International HLS Fund 5% American Funds American Funds Fidelity VIP Mid Cap Fidelity VIP Mid Cap International HLS Fund 4% International HLS Fund 5% Portfolio 2% Portfolio 3% Fidelity VIP Mid Cap Fidelity VIP Mid Cap Franklin Small Cap Value Franklin Small Cap Value Portfolio 3% Portfolio 3% Securities Fund 2% Securities Fund 3% Franklin Strategic Income Franklin Small Cap Value Franklin Strategic Income Franklin Strategic Income Securities Fund 10% Securities Fund 2% Securities Fund 8% Securities Fund 5% Hartford Capital Franklin Strategic Income Hartford Capital Hartford Capital Appreciation HLS Fund 5% Securities Fund 9% Appreciation HLS Fund 7% Appreciation HLS Fund 8% Hartford Disciplined Hartford Capital Hartford Disciplined Hartford Disciplined Equity HLS Fund 7% Appreciation HLS Fund 6% Equity HLS Fund 9% Equity HLS Fund 10% Hartford Growth Hartford Disciplined Hartford Growth Hartford Growth Opportunities HLS Fund 5% Equity HLS Fund 8% Opportunities HLS Fund 7% Opportunities HLS Fund 8% Hartford Total Return Hartford Growth Hartford International Hartford International Bond HLS Fund 10% Opportunities HLS Fund 6% Opportunities HLS Fund 4% Opportunities HLS Fund 4% Lord Abbett Hartford Total Return Hartford Total Return Hartford Total Return Bond-Debenture Portfolio 5% Bond HLS Fund 10% Bond HLS Fund 10% Bond HLS Fund 7% Lord Abbett Bond- Lord Abbett Bond- Lord Abbett Bond- MFS Value Series 6% Debenture Portfolio 5% Debenture Portfolio 5% Debenture Portfolio 3% Mutual Shares Securities Fund 5% MFS Value Series 7% MFS Value Series 8% MFS Value Series 9% Oppenheimer Main Street Mutual Shares Securities Mutual Shares Securities Mutual Shares Securities Small Cap Fund/VA 3% Fund 6% Fund 7% Fund 8% Putnam VT Diversified Oppenheimer Main Street Oppenheimer Main Street Oppenheimer Main Street Income Fund 10% Small Cap Fund/VA 2% Small Cap Fund/VA 3% Small Cap Fund/VA 4% Templeton Global Income Putnam VT Diversified Putnam VT Diversified Putnam VT Diversified Securities Fund 5% Income Fund 9% Income Fund 7% Income Fund 5% Van Kampen UIF Mid Cap Van Kampen UIF Mid Cap Growth Portfolio 2% Growth Portfolio 2%          * When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.                 13.

SPECIAL REMARKS -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------                          14. OWNER(S) ACKNOWLEDGEMENTS (All questions in this Section MUST be completed) ------------------------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you have an existing annuity or life insurance policy? / / No / / Yes - Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / No / / Yes - Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?          / / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you. THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED. NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies. DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.                         A-LDR-08 (CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN, Order #: HL-20220-2 Page 5 of 6 NY, NC & PA)                          Owner SSN/TIN          KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime. MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits. NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES. NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony. PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity. I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3. The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation. Signed at: / / ------------ --------------- State* Date                     --------------------------------------------------------------------------------------------------------------------------- Contract Owner Signature (Trustee/Custodian, if Joint Contract Owner Signature (If applicable) applicable)          * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.                 15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS ---------------------------------------------------------------------------------------                          / / No / / Yes - Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts? / / No / / Yes - Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.                          ---------------------------------------- Licensed Agent Signature                                  First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Street Address City State ZIP -------------------------------------------------------------------------------------------------------------------------------- Broker/Dealer Licensed Agent SSN Broker/Dealer Client Account Number -------------------------------------------------------------------------------------------------------------------------------- Business Telephone Number Fax Number Email Address -------------------------------------------------------------------------------------------------------------------------------- SELECT PROGRAM*                                  Hartford Leaders(R) : / / A / / B / / C Hartford Leaders(R) Outlook: / / Option 1 / / Option 2 Hartford Leaders(R) Plus: / / A / / B Hartford Leaders(R) Access: / / A          * CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)                         A-LDR-08 (CW) HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except AL, AZ, FL, MN, Order #: HL-20220-2 Page 6 of 6 NY, NC & PA)                          HARTFORD LEADERS(R) EDGE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina & Pennsylvania) CW ------------------------------------------------------------------------------------------------------------------------------------                                  REQUEST FOR VARIABLE ANNUITY U.S.P.S.-First The Hartford - IPS Class or P.O. Box 5085 Express-Mail to: Hartford, CT 06102-5085 / / Hartford Life Insurance Company / / Hartford Life and Annuity Insurance Company [LOGO] Private Express The Hartford - IPS THE HARTFORD Mail: 1 Griffin Road North COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD Windsor, CT 06095-1512 LIFE".                                                  1. CONTRACT OWNER (REQUIRED) ------------------------------------------------------------------------------------------------------------------------------------ Ownership Type: / / Individual / / Trust* / / CRT* / / UGMA / / UTMA / / NRA* / / Corporation* (Select only ONE) / / Other *Additional forms may be required ------------------------------------------------------------------------------------------------------------------------------------                                              / / Mr. / / Mrs. / / Ms. Gender: / / M / / F NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship. --------------------------------------------------------------------------------------------------------------------------------                              First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------------------ Additional Owner Information (e.g., Name of Email Address Trust/Corporation) ------------------------------------------------------------------------------------------------------------------------------------ Social Security Number/TIN Date of Birth Daytime Telephone Number ------------------------------------------------------------------------------------------------------------------------------------ Residential Address - (Permanent Physical Address, City State ZIP No P.O. Box) ------------------------------------------------------------------------------------------------------------------------------------ Mailing Address (If different from above) City State ZIP ------------------------------------------------------------------------------------------------------------------------------------                          2. JOINT CONTRACT OWNER (If any) ------------------------------------------------------------------------------------------------------------------------------------                                      / / Mr. / / Mrs. / / Ms. First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------------------ Gender: / / M / / F Date of Birth Social Security Number ------------------------------------------------------------------------------------------------------------------------------------                          Relationship to Contract Owner NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship. ------------------------------------------------------------------------------------------------------------------------------------                          3. ANNUITANT (Required if different from Contract Owner) ------------------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name --------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Daytime Telephone Number ---------------------------------------------------------------------------------------------------------------------------------                              Residential Address - (Permanent Physical Address, City State ZIP No P.O. Box) ------------------------------------------------------------------------------------------------------------------------------------ Mailing Address (If different from above) City State ZIP ------------------------------------------------------------------------------------------------------------------------------------ Relationship to Contract Owner ------------------------------------------------------------------------------------------------------------------------------------                          4. CONTINGENT ANNUITANT (If any) ----------------------------------------------------------------------------------------------------------------------------------

                        / / Mr. / / Mrs. / / Ms. First Name MI Last Name --------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Relationship to Contract Owner ---------------------------------------------------------------------------------------------------------------------------------                                  A-EDG-08 (CW) HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC & PA) Order #: HL-20225-2 Page 1 of 6                          Owner SSN/TIN                          5. BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.) --------------------------------------------------------------------------------------------------------------------------------                                      / / Primary % First Name MI Last Name ---------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN ---------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % ---------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN ---------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % ---------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN ----------------------------------------------------------------------------------------------------------------------------------          Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.                 6. PLAN TYPE OF NEW CONTRACT (REQUIRED - Complete either Section A or Section B) ----------------------------------------------------------------------------------------------------------------------------------                              A. NON-QUALIFIED / / Non-Qualified New Purchase / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $ --------------------------------------------------------------------------------------------------------------------------------- B. QUALIFIED / / New Contribution for tax year / / Transfer / / Rollover ---------------------------------------------------------------------------------------------------------------------------------                          Please select ONE plan type listed below ---------------------------------------------------------------------------------------------------------------------------------- INDIVIDUALLY OWNED EMPLOYER PLAN - ALLOCATED ----------------------------------------------------------------------------------------------------------------------------------                                          / / Traditional IRA / / Roth IRA / / SEP IRA / / 401(k) / / 401(a) / / Keogh/HR-10 / / Custodial IRA / / Individual 401(k) / / SIMPLE IRA (Non-DFI only) / / Other: ----------------------------------------------------------------------------------------------------------------------------------                              7. PREMIUM PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY) $ ------------------------------------------------------------------------------------------------------------------------------                              8. ESTIMATED EXCHANGE/TRANSFER AMOUNT (If applicable) $ ------------------------------------------------------------------------------------------------------------------------------                          9. OPTIONAL DEATH BENEFIT ELECTION -------------------------------------------------------------------------------------------------------------------------------          You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts. Please refer to the prospectus for complete details. / / MAV PLUS / / MAXIMUM ANNIVERSARY VALUE (NOT AVAILABLE IN WA) (AVAILABLE ONLY IN WA)                 10. OPTIONAL WITHDRAWAL BENEFIT ELECTION (Select ONE only. Please refer to the prospectus for complete details.) ------------------------------------------------------------------------------------------------------------------------------------                          THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+ THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE / / SINGLE LIFE / / JOINT/SPOUSAL NOT APPROVED THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS. THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+ THE HARTFORD'S LIFETIME INCOME BUILDER II*+ IMPORTANT: Must select ONLY from the investment / / SINGLE LIFE / / JOINT/SPOUSAL options with the [DELTA] symbol in section 11. / / SINGLE LIFE / / JOINT/SPOUSAL THE HARTFORD'S LIFETIME INCOME FOUNDATION*+ / / SINGLE LIFE / / JOINT/SPOUSAL / / THE HARTFORD'S PRINCIPAL FIRST*          * Additional charges and how they are assessed vary by rider. + Separate Death Benefits apply. May not be available in all states.                         A-EDG-08 (CW) HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC & PA) Order #: HL-20225-2 Page 2 of 6                          Owner SSN/TIN                          11. INVESTMENT SELECTION (REQUIRED - Use whole percentages only)

-------------------------------------------------------------------------------------------------------------------------------          IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in Section 10, you must choose from the following investment options indicated by the [DELTA] symbol. CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period. / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer. / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below. A INVESTMENT SUMMARY                     Dollar Cost Averaging % (Complete Section 11B and 11D or 11E) Fixed Accumulation Feature % (Complete Section 11C) Sub-Accounts % (Complete Section 11D - Unavailable if Asset Allocation Model is selected) Asset Allocation Model % (Complete Section 11E - Unavailable if Sub-Accounts are selected) TOTAL - 100% (MUST EQUAL 100%)          B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)** DCA allocations must be made in Section 11D or 11E. Provide the complete instructions for the DCA below. Initial Allocation                     % 6-Month DCA [DELTA] Duration: months (between 3-6) / / check if rate lock* Estimated dollar amount $ % 12-Month DCA [DELTA] Duration: months (between 7-12) / / check if rate lock* Estimated dollar amount $          * A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. ** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM. C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL) Initial Allocation INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*                     % Fixed Accumulation Feature / / Yes Estimated dollar amount $ [DELTA]+          + NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 10. * A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. D SUB-ACCOUNT ALLOCATION SELECTION - The DCA allocation is only required if enrolling in the DCA program above. SUB-ACCOUNTS                   INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % AIM V.I. Capital Appreciation Fund % % American Funds Global Growth HLS Fund % % AIM V.I. Capital Development Fund % % American Funds Global Small Capitalization HLS Fund % % AIM V.I. Core Equity Fund % % American Funds Growth HLS Fund % % AIM V.I. International Growth Fund % % American Funds Growth-Income HLS Fund % % AIM V.I. Small Cap Equity Fund % % American Funds International HLS Fund % % AllianceBernstein VPS Balanced % % American Funds New World HLS Fund Wealth Strategy Portfolio [DELTA] % % AllianceBernstein VPS International % % Fidelity VIP Contrafund Portfolio Growth Portfolio % % AllianceBernstein VPS International % % Fidelity VIP Dynamic Capital Value Portfolio Appreciation Portfolio % % AllianceBernstein VPS Small/Mid-Cap % % Fidelity VIP Growth Portfolio Value Portfolio % % AllianceBernstein VPS Value % % Fidelity VIP Mid Cap Portfolio Portfolio % % American Funds Asset Allocation HLS % % Fidelity VIP Value Strategies Fund Portfolio % % American Funds Blue Chip Income and % % Franklin Flex Cap Growth Securities Growth HLS Fund Fund % % American Funds Bond HLS Fund % % Franklin Income Securities Fund [DELTA] % % American Funds Global Bond HLS Fund % % Franklin Small Cap Value Securities Fund % % American Funds Global Growth & % % Franklin Small-Mid Cap Growth Income HLS Fund Securities Fund                                  A-EDG-08 (CW) HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC, & PA) Order #: HL-20225-2 Page 3 of 6                          Owner SSN/TIN                            INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % Franklin Strategic Income Securities % % Lord Abbett Growth & Income Fund Portfolio % % Hartford Advisers HLS Fund [DELTA] % % MFS Growth Series % % Hartford Capital Appreciation HLS % % MFS Investors Trust Series Fund % % Hartford Disciplined Equity HLS Fund % % MFS Research Bond Series % % Hartford Dividend and Growth HLS % % MFS Total Return Series [DELTA] Fund % % Hartford Equity Income HLS Fund % % MFS Value Series % % Hartford Fundamental Growth HLS Fund % % Mutual Discovery Securities Fund % % Hartford Global Equity HLS Fund % % Mutual Shares Securities Fund % % Hartford Global Growth HLS Fund % % Oppenheimer Capital Appreciation Fund/VA % % Hartford Growth HLS Fund % % Oppenheimer Global Securities Fund/VA % % Hartford Growth Opportunities HLS % % Oppenheimer Main Street Fund Fund/VA % % Hartford High Yield HLS Fund % % Oppenheimer Main Street Small Cap Fund/VA % % Hartford International Growth HLS % % Oppenheimer Value Fund/VA Fund % % Hartford International Opportunities % % Putnam VT Diversified Income Fund HLS Fund % % Hartford LargeCap Growth HLS Fund % % Putnam VT Global Asset Allocation Fund % % Hartford MidCap Growth HLS Fund % % Putnam VT International Equity Fund % % Hartford Money Market HLS Fund % % Putnam VT International Growth & [DELTA] Income Fund % % Hartford Small Cap

Growth HLS Fund % % Putnam VT Small Cap Value Fund % % Hartford Small Company HLS Fund % % Templeton Developing Markets Securities Fund % % Hartford Stock HLS Fund % % Templeton Foreign Securities Fund % % Hartford Total Return Bond HLS Fund % % Templeton Global Income Securities Fund % % Hartford U.S. Government Securities % % Templeton Growth Securities Fund HLS Fund % % Hartford Value HLS Fund % % Van Kampen LIT Growth and Income Portfolio % % Hartford Value Opportunities HLS % % Van Kampen UIF Mid Cap Growth Fund Portfolio % % Lord Abbett America's Value % % Van Kampen UIF U.S. Mid Cap Value Portfolio [DELTA] Portfolio % % Lord Abbett Bond-Debenture Portfolio          CUSTOM ASSET ALLOCATION PROGRAM (AA) / / Check here if you would like your sub-account allocations to rebalance:                                 Day of Month (1st-28th) Rebalancing Frequency: / / Monthly / / Quarterly / / Semi-Annually / / Annually          E ASSET ALLOCATION MODEL SELECTION YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY. INVESTMENT STRATEGIES                     % / / Hartford Checks & Balances [DELTA] / / Franklin Founding Investment Strategy [DELTA] / / Core Four [DELTA] / / American Growth Foundation Strategy [DELTA]                            FRANKLIN FOUNDING AMERICAN GROWTH HARTFORD INVESTMENT STRATEGY FOUNDATION STRATEGY CHECKS & BALANCES [DELTA] [DELTA] [DELTA] CORE FOUR [DELTA]                                 ---------------------------------------------------------------------------------------------------------------------------------- Hartford Capital Franklin Income American Funds Bond HLS American Funds Appreciation HLS Fund 33% Securities Fund 34% Fund 25% International HLS Fund 25% Hartford Dividend & Mutual Shares Securities American Funds Global Franklin Income Growth HLS Fund 33% Fund 33% Small Cap HLS Fund 10% Securities Fund 25% Hartford Total Return Templeton Growth American Funds Growth & Hartford Growth Bond HLS Fund 34% Securities Fund 33% Income HLS Fund 25% Opportunities HLS Fund 25% American Funds Growth HLS Hartford Total Return Fund 25% Bond HLS Fund 25% American Funds International HLS Fund 15%          PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)                             % / / Balanced [DELTA] / / Moderate Growth [DELTA] / / Growth [DELTA] / / Enhanced Growth                            MODERATE GROWTH BALANCED [DELTA] [DELTA] GROWTH [DELTA] ENHANCED GROWTH                                 ---------------------------------------------------------------------------------------------------------------------------------- AIM V.I. International AIM V.I. International AIM V.I. International AIM V.I. International Growth Fund 3% Growth Fund 4% Growth Fund 3% Growth Fund 4% AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS International Value International Value International Value International Value Portfolio 3% Portfolio 4% Portfolio 3% Portfolio 4% American Funds Bond HLS American Funds Bond HLS American Funds Growth HLS American Funds Growth HLS Fund 10% Fund 7% Fund 8% Fund 8% American Funds Growth HLS American Funds Growth HLS American Funds American Funds Fund 6% Fund 7% International HLS Fund 5% International HLS Fund 5% American Funds American Funds Fidelity VIP Mid Cap Fidelity VIP Mid Cap International HLS Fund 4% International HLS Fund 5% Portfolio 2% Portfolio 3% Fidelity VIP Mid Cap Fidelity VIP Mid Cap Franklin Small Cap Value Franklin Small Cap Value Portfolio 3% Portfolio 3% Securities Fund 2% Securities Fund 3% Franklin Strategic Income Franklin Small Cap Value Franklin Strategic Income Franklin Strategic Income Securities Fund 10% Securities Fund 2% Securities Fund 8% Securities Fund 5% Hartford Capital Franklin Strategic Income Hartford Capital Hartford Capital Appreciation HLS Fund 5% Securities Fund 9% Appreciation HLS Fund 7% Appreciation HLS Fund 8% Hartford Disciplined Hartford Capital Hartford Disciplined Hartford Disciplined Equity HLS Fund 7% Appreciation HLS Fund 6% Equity HLS Fund 9% Equity HLS Fund 10% Hartford Growth Hartford Disciplined Hartford Growth Hartford Growth Opportunities HLS Fund 5% Equity HLS Fund 8% Opportunities HLS Fund 7% Opportunities HLS Fund 8% Hartford Total Return Hartford Growth Hartford International Hartford International Bond HLS Fund 10% Opportunities HLS Fund 6% Opportunities HLS Fund 4% Opportunities HLS Fund 4% Lord Abbett Hartford Total Return Hartford Total Return Hartford Total Return Bond-Debenture Portfolio 5% Bond HLS Fund 10% Bond HLS Fund 10% Bond HLS Fund 7% Lord Abbett Bond- Lord Abbett Bond- Lord Abbett Bond- MFS Value Series 6% Debenture Portfolio 5% Debenture Portfolio 5% Debenture Portfolio 3% Mutual Shares Securities Fund 5% MFS Value Series 7% MFS Value Series 8% MFS Value Series 9% Oppenheimer Main Street Mutual Shares Securities Mutual Shares Securities Mutual Shares Securities Small Cap Fund/VA 3% Fund 6% Fund 7% Fund 8% Putnam VT Diversified Oppenheimer Main Street Oppenheimer Main Street Oppenheimer Main Street Income Fund 10% Small Cap Fund/VA 2% Small Cap Fund/VA 3% Small Cap Fund/VA 4% Templeton Global Income Putnam VT Diversified Putnam VT Diversified Putnam VT Diversified Securities Fund 5% Income Fund 9% Income Fund 7% Income Fund 5% Van Kampen UIF Mid Cap Van Kampen UIF Mid Cap Growth Portfolio 2% Growth Portfolio 2%          * When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity contract. Alternative investment options with similar risk and return characteristics are available with this contract.                         A-EDG-08 (CW) HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC & PA) Order #: HL-20225-2 Page 4 of 6                          Owner SSN/TIN                          12. RIGHTS OF ACCUMULATION (If applicable)

-------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------                          13. SPECIAL REMARKS -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------                          14. OWNER(S) ACKNOWLEDGEMENTS (All questions in this Section MUST be completed) --------------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you have an existing annuity or life insurance policy? / / No / / Yes - Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / No / / Yes - Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?          / / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you. THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED. NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies. DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT. KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime. MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits. NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES. NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony. PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity.                         A-EDG-08 (CW) HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC & PA) Order #: HL-20225-2 Page 5 of 6                          Owner SSN/TIN          I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3. The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation. Signed at: / / ------------ --------------- State* Date                     --------------------------------------------------------------------------------------------------------------------------- Contract Owner Signature (Trustee/Custodian, if Joint Contract Owner Signature (If applicable) applicable)          * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.                 15.

REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS ---------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts? / / No / / Yes - Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.                          ------------------------------------------- Licensed Agent Signature                                  First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------- Street Address City State ZIP -------------------------------------------------------------------------------------------------------------------------- Broker/Dealer Licensed Agent SSN Broker/Dealer Client Account Number -------------------------------------------------------------------------------------------------------------------------- Business Telephone Number Fax Number Email Address -------------------------------------------------------------------------------------------------------------------------- SELECT PROGRAM* / / A / / B --------------------------------------------------------------------------------------------------------------------------          * CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)                         A-EDG-08 (CW) HARTFORD LEADERS(R) EDGE (Countrywide except AL, AZ, FL, MN, NY, NC & PA) Order #: HL-20225-2 Page 6 of 6                          HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Countrywide except Alabama, Arizona, Florida, Minnesota, New CW York, North Carolina, & Pennsylvania) --------------------------------------------------------------------------------------------------------------------                                  REQUEST FOR VARIABLE ANNUITY U.S.P.S.-First The Hartford - IPS Class or P.O. Box 5085 Express-Mail to: Hartford, CT 06102-5085 / / Hartford Life Insurance Company / / Hartford Life and Annuity Insurance Company [LOGO] Private Express The Hartford - IPS THE HARTFORD Mail: 1 Griffin Road North COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD Windsor, CT 06095-1512 LIFE".                          1. PRODUCT REQUIRED - SELECT ONLY ONE. PLEASE REFER TO PROSPECTUS FOR PRODUCT DETAILS. ---------------------------------------------------------------------------------------------------------------------------------                          / / Huntington Hartford Leaders(R) / / Huntington Hartford Leaders(R) Outlook --------------------------------------------------------------------------------------------------------------------------                                                  2. CONTRACT OWNER (REQUIRED) ------------------------------------------------------------------------------------------------------------------------------------ Ownership Type: / / Individual / / Trust* / / CRT* / / UGMA / / UTMA / / NRA* / / Corporation* (Select only ONE) / / Other *Additional forms may be required ------------------------------------------------------------------------------------------------------------------------------------                                              / / Mr. / / Mrs. / / Ms. Gender: / / M / / F NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship. ----------------------------------------------------------------------------------------------------------------------------------                              First Name MI Last Name ---------------------------------------------------------------------------------------------------------------------- Additional Owner Information (e.g., Email Address Name of Trust/Corporation) ---------------------------------------------------------------------------------------------------------------------- Social Security Number/TIN Date of Birth Daytime Telephone Number ---------------------------------------------------------------------------------------------------------------------- Residential Address - (Permanent City State ZIP Physical Address, No P.O. Box) ---------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from City State ZIP above) ----------------------------------------------------------------------------------------------------------------------                          3. JOINT CONTRACT OWNER (If any) ----------------------------------------------------------------------------------------------------------------------                                      / / Mr. / / Mrs. / / Ms. First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number -------------------------------------------------------------------------------------------------------------------------------                          Relationship to Contract Owner NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship. -----------------------------------------------------------------------------------------------------------------------------------                          4. ANNUITANT (Required if different from Contract Owner) -----------------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Daytime Telephone Number --------------------------------------------------------------------------------------------------------------------------------                              Residential Address - (Permanent City State ZIP Physical Address, No P.O. Box)

--------------------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from City State ZIP above) --------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner ---------------------------------------------------------------------------------------------------------------------------------                          5. CONTINGENT ANNUITANT (If any) ------------------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Relationship to Contract Owner --------------------------------------------------------------------------------------------------------------------------------                                  A-LDR-08 (PA) HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only) Order #: HL-20304-2 Page 1 of 6                          Owner SSN/TIN                          6. BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.) -------------------------------------------------------------------------------------------------------------------------                                      / / Primary % First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN -------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % -------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN -------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % -------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN --------------------------------------------------------------------------------------------------------------------------------          Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.                 7. PLAN TYPE OF NEW CONTRACT (REQUIRED - Complete either Section A or Section B) --------------------------------------------------------------------------------------------------------------------                              A. NON-QUALIFIED / / Non-Qualified New Purchase / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $ ----------------------------------------------------------------------------------------------------------------------------- B. QUALIFIED / / New Contribution for tax year / / Transfer / / Rollover -----------------------------------------------------------------------------------------------------------------------------                          Please select ONE plan type listed below -------------------------------------------------------------------------------------------------------------------------- INDIVIDUALLY OWNED EMPLOYER PLAN - ALLOCATED --------------------------------------------------------------------------------------------------------------------------                                          / / Traditional IRA / / Roth IRA / / SEP IRA / / 401(k) / / 401(a) / / Keogh/HR-10 / / Custodial IRA / / Individual 401(k) / / SIMPLE IRA (Non-DFI only) / / Other: ---------------------------------------------------------------------------------------------------------------------------------                              8. PREMIUM PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY) $ ----------------------------------------------------------------------------------------------------------------------------                              9. ESTIMATED EXCHANGE/TRANSFER AMOUNT (If applicable) $ ----------------------------------------------------------------------------------------------------------------------------                          10. OPTIONAL DEATH BENEFIT ELECTION -------------------------------------------------------------------------------------------------------------------------------          You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts. Please refer to the prospectus for complete details. / / MAV PLUS / / MAXIMUM ANNIVERSARY VALUE (NOT AVAILABLE IN WA) (AVAILABLE ONLY IN WA)                 11. OPTIONAL WITHDRAWAL BENEFIT ELECTION (Select ONE only. Please refer to the prospectus for complete details.) --------------------------------------------------------------------------------------------------------------------------                          THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+ THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE / / SINGLE LIFE / / JOINT/SPOUSAL NOT APPROVED THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS. THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+ THE HARTFORD'S LIFETIME INCOME BUILDER II*+ IMPORTANT: Must select ONLY from the investment options with the / / SINGLE LIFE / / JOINT/SPOUSAL [DELTA] symbol in section 12. / / SINGLE LIFE / / JOINT/SPOUSAL THE HARTFORD'S LIFETIME INCOME FOUNDATION*+ / / THE

HARTFORD'S PRINCIPAL FIRST* / / SINGLE LIFE / / JOINT/SPOUSAL          * Additional charges and how they are assessed vary by rider. + Separate Death Benefits apply. May not be available in all states.                         A-LDR-08 (PA) HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only) Order #: HL-20304-2 Page 2 of 6                          Owner SSN/TIN                          12. INVESTMENT SELECTION (REQUIRED - Use whole percentages only) ---------------------------------------------------------------------------------------------------------------------          IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in Section 11, you must choose from the following investment options indicated by the [DELTA] symbol. CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period. / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer. / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below. A INVESTMENT SUMMARY                     Dollar Cost Averaging % (Complete Section 12B and 12D or 12E) Fixed Accumulation Feature % (Complete Section 12C) Sub-Accounts % (Complete Section 12D - Unavailable if Asset Allocation Model is selected) Asset Allocation Model % (Complete Section 12E - Unavailable if Sub-Accounts are selected) TOTAL - 100% (MUST EQUAL 100%)          B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)** DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below. Initial Allocation                     % 6-Month DCA [DELTA] Duration: months (between 3-6) / / check if rate lock* Estimated dollar amount $ % 12-Month DCA [DELTA] Duration: months (between 7-12) / / check if rate lock* Estimated dollar amount $          * A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. ** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM. C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.) Initial Allocation INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*                     % Fixed Accumulation Feature / / Yes Estimated dollar amount $ [DELTA]+          + NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 11. * A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. D SUB-ACCOUNT ALLOCATION SELECTION - The DCA allocation is only required if enrolling in the DCA program in Section 12B. SUB-ACCOUNTS                   INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % AIM V.I. Capital Appreciation Fund % % American Funds Global Growth HLS Fund % % AIM V.I. Capital Development Fund % % American Funds Global Small Capitalization HLS Fund % % AIM V.I. Core Equity Fund % % American Funds Growth HLS Fund % % AIM V.I. International Growth Fund % % American Funds Growth-Income HLS Fund % % AIM V.I. Small Cap Equity Fund % % American Funds International HLS Fund % % AllianceBernstein VPS Balanced % % American Funds New World HLS Fund Wealth Strategy Portfolio [DELTA] % % AllianceBernstein VPS International % % Fidelity VIP Contrafund Portfolio Growth Portfolio % % AllianceBernstein VPS International % % Fidelity VIP Dynamic Capital Value Portfolio Appreciation Portfolio % % AllianceBernstein VPS Small/Mid-Cap % % Fidelity VIP Growth Portfolio Value Portfolio % % AllianceBernstein VPS Value % % Fidelity VIP Mid Cap Portfolio Portfolio % % American Funds Asset Allocation HLS % % Fidelity VIP Value Strategies Fund Portfolio % % American Funds Blue Chip Income and % % Franklin Flex Cap Growth Securities Growth HLS Fund Fund % % American Funds Bond HLS Fund % % Franklin Income Securities Fund [DELTA] % % American Funds Global Bond HLS Fund % % Franklin Small Cap Value Securities Fund % % American Funds Global Growth & % % Franklin Small-Mid Cap Growth Income HLS Fund Securities Fund                                  A-LDR-08 (PA) HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only) Order #: HL-20304-2 Page 3 of 6                          Owner SSN/TIN                            INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % Franklin Strategic Income Securities % % Huntington VA New Economy Fund Fund % % Hartford Advisers HLS Fund [DELTA] % % Huntington VA Rotating Markets Fund % % Hartford Capital Appreciation HLS % % Huntington VA Situs Fund Fund % % Hartford Disciplined Equity HLS Fund % % Lord Abbett America's Value Portfolio [DELTA] % % Hartford Dividend and Growth HLS % % Lord Abbett Bond-Debenture Portfolio Fund % % Hartford Equity Income HLS Fund % % Lord Abbett Growth & Income Portfolio % % Hartford Fundamental Growth HLS Fund % % MFS Growth Series % % Hartford Global Equity HLS Fund % % MFS Investors Trust Series % % Hartford Global Growth HLS Fund % % MFS Research Bond Series % % Hartford Growth HLS Fund % % MFS Total Return Series [DELTA] % % Hartford Growth Opportunities HLS % %

MFS Value Series Fund % % Hartford High Yield HLS Fund % % Mutual Discovery Securities Fund % % Hartford International Growth HLS % % Mutual Shares Securities Fund Fund % % Hartford International Opportunities % % Oppenheimer Capital Appreciation HLS Fund Fund/VA % % Hartford LargeCap Growth HLS Fund % % Oppenheimer Global Securities Fund/VA % % Hartford MidCap Growth HLS Fund % % Oppenheimer Main Street Fund/ VA % % Hartford Money Market HLS Fund % % Oppenheimer Main Street Small Cap [DELTA] Fund/VA % % Hartford Small Cap Growth HLS Fund % % Oppenheimer Value Fund/VA % % Hartford Small Company HLS Fund % % Putnam VT Diversified Income Fund % % Hartford Stock HLS Fund % % Putnam VT Global Asset Allocation Fund % % Hartford Total Return Bond HLS Fund % % Putnam VT International Equity Fund % % Hartford U.S. Government Securities % % Putnam VT International Growth & HLS Fund Income Fund % % Hartford Value HLS Fund % % Putnam VT Small Cap Value Fund % % Hartford Value Opportunities HLS % % Templeton Developing Markets Fund Securities Fund % % Huntington VA Dividend Capture Fund % % Templeton Foreign Securities Fund % % Huntington VA Growth Fund % % Templeton Global Income Securities Fund % % Huntington VA Income Equity Fund % % Templeton Growth Securities Fund % % Huntington VA International Equity % % Van Kampen LIT Growth and Income Fund Portfolio % % Huntington VA Macro 100 Fund % % Van Kampen UIF Mid Cap Growth Portfolio % % Huntington VA Mid Corp America Fund % % Van Kampen UIF U.S. Mid Cap Value Portfolio % % Huntington VA Mortgage Securities % % Fund          CUSTOM ASSET ALLOCATION PROGRAM (AA) / / Check here if you would like your sub-account allocations to rebalance:                                 Day of Month (1st-28th) Rebalancing Frequency: / / Monthly / / Quarterly / / Semi-Annually / / Annually          E ASSET ALLOCATION MODEL SELECTION YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) . OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY. INVESTMENT STRATEGIES                         % / / Hartford Checks & Balances / / Franklin Founding Investment / / Huntington World Class Growth [DELTA] Strategy [DELTA] Strategy [DELTA] / / Core Four [DELTA] / / American Growth Foundation Strategy [DELTA]                            HUNTINGTON WORLD CLASS GROWTH STRATEGY [DELTA]         ------------------------------------------------------------------- American Funds Global Growth & Income HLS Fund 15% Franklin Income Securities Fund 15% Hartford Growth Oppurtunities HLS Fund 15% Hartford Total Return Bond HLS Fund 25% Huntington VA International Equity Fund 15% Huntington VA New Economy Fund 10% Huntington VA Situs Fund 5%                            FRANKLIN FOUNDING AMERICAN GROWTH HARTFORD INVESTMENT STRATEGY FOUNDATION STRATEGY CORE FOUR CHECKS & BALANCES [DELTA] [DELTA] [DELTA] [DELTA]                                 ---------------------------------------------------------------------------------------------------------------------------------- Hartford Capital Franklin Income American Funds Bond HLS American Funds Appreciation HLS Fund 33% Securities Fund 34% Fund 25% International HLS Fund 25% Hartford Dividend & Mutual Shares Securities American Funds Global Franklin Income Growth HLS Fund 33% Fund 33% Small Cap HLS Fund 10% Securities Fund 25% Hartford Total Return Templeton Growth American Funds Growth & Hartford Growth Bond HLS Fund 34% Securities Fund 33% Income HLS Fund 25% Opportunities HLS Fund 25% American Funds Growth HLS Hartford Total Return Fund 25% Bond HLS Fund 25% American Funds International HLS Fund 15%                                  A-LDR-08 (PA) HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only) Order #: HL-20304-2 Page 4 of 6                          Owner SSN/TIN          PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)                             % / / Balanced [DELTA] / / Moderate Growth [DELTA] / / Growth [DELTA] / / Enhanced Growth                            MODERATE GROWTH BALANCED [DELTA] [DELTA] GROWTH [DELTA] ENHANCED GROWTH                                 ---------------------------------------------------------------------------------------------------------------------------------- AIM V.I. International AIM V.I. International AIM V.I. International AIM V.I. International Growth Fund 4% Growth Fund 4% Growth Fund 4% Growth Fund 4% AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS International Value International Value International Value International Value Portfolio 4% Portfolio 4% Portfolio 4% Portfolio 4% American Funds Bond HLS American Funds Bond HLS American Funds Growth HLS American Funds Growth HLS Fund 5% Fund 4% Fund 7% Fund 7% American Funds Growth HLS American Funds Growth HLS Franklin Small Cap Value Franklin Small Cap Value Fund 5% Fund 6% Securities Fund 2% Securities Fund 3% Franklin Strategic Income Franklin Small Cap Value Franklin Strategic Income Franklin Strategic Income Securities Fund 5% Securities Fund 2% Securities Fund 4% Securities Fund 3% Hartford Capital Franklin Strategic Income Hartford Capital Hartford Capital Appreciation HLS Fund 5% Securities Fund 5% Appreciation HLS Fund 7% Appreciation HLS Fund 7% Hartford Total Return Hartford Capital Hartford International Hartford International Bond HLS Fund 10% Appreciation HLS Fund 6% Opportunities HLS Fund 5% Opportunities HLS Fund 7% Huntington VA Dividend Hartford Total Return Hartford Total Return Hartford Total Return Capture Fund 2% Bond HLS Fund 10% Bond HLS Fund 10% Bond HLS Fund 7% Huntington VA Mid Corp Huntington VA Mid Corp Huntington VA Mid Corp Huntington VA Growth Fund 5% America Fund 2% America Fund 2% America Fund 2% Huntington VA Income Huntington VA Dividend Huntington VA Dividend Huntington VA Dividend Equity Fund 5% Capture Fund 3% Capture Fund 3% Capture Fund 4% Huntington VA International Equity Fund 4% Huntington VA Growth Fund 6%

Huntington VA Growth Fund 7% Huntington VA Growth Fund 8% Huntington VA Macro 100 Huntington VA Income Huntington VA Income Huntington VA Income Fund 3% Equity Fund 6% Equity Fund 7% Equity Fund 7% Huntington VA Mortgage Huntington VA Huntington VA Huntington VA Securities Fund 10% International Equity Fund 7% International Equity Fund 5% International Equity Fund 6% Huntington VA New Economy Huntington VA Macro 100 Huntington VA Macro 100 Huntington VA Macro 100 Fund 4% Fund 3% Fund 3% Fund 4% Huntington VA Mortgage Huntington VA Mortgage Huntington VA Mortgage Huntington VA Situs Fund 3% Securities Fund 7% Securities Fund 4% Securities Fund 2% Lord Abbett Huntington VA New Economy Huntington VA New Economy Huntington VA New Economy Bond-Debenture Portfolio 5% Fund 2% Fund 3% Fund 3% MFS Value Series 3% Huntington VA Situs Fund 2% Huntington VA Situs Fund 3% Huntington VA Situs Fund 4% Oppenheimer Main Street Lord Abbett Bond- Lord Abbett Bond- Lord Abbett Bond- Fund/VA 3% Debenture Portfolio 5% Debenture Portfolio 5% Debenture Portfolio 3% Putnam VT Diversified Income Fund 10% MFS Value Series 3% MFS Value Series 4% MFS Value Series 4% Templeton Global Income Oppenheimer Main Street Oppenheimer Main Street Oppenheimer Main Street Securities Fund 5% Fund/VA 4% Fund/VA 4% Fund/VA 4% Putnam VT Diversified Putnam VT Diversified Putnam VT Diversified Income Fund 9% Income Fund 7% Income Fund 5% Van Kampen UIF U.S. MidCap Value Portfolio 2%          * When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.                 13. SPECIAL REMARKS --------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------------------------------------------------------                          14. OWNER(S) ACKNOWLEDGEMENTS (All questions in this Section MUST be completed) -------------------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you have an existing annuity or life insurance policy? / / No / / Yes - Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / No / / Yes - Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?          / / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you. THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED. NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies. DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.                         A-LDR-08 (PA) HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only) Order #: HL-20304-2 Page 5 of 6                          Owner SSN/TIN          KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime. MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits. NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES. NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony. PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity. I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3. The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation. Signed at: / / ------------ --------------- State* Date                     --------------------------------------------------------------------------------------------------------------------------- Contract Owner Signature (Trustee/Custodian, if Joint Contract Owner Signature (If applicable) applicable)          * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.                 15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS ----------------------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts? / / No / / Yes - Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.                          --------------------------------- Licensed Agent Signature                                  First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------------------ Street Address City State ZIP ------------------------------------------------------------------------------------------------------------------------------------ Broker/Dealer Licensed Agent SSN Broker/Dealer Client Account Number ------------------------------------------------------------------------------------------------------------------------------------ Business Telephone Number Fax Number Email Address ------------------------------------------------------------------------------------------------------------------------------------                                  SELECT PROGRAM* Hartford Leaders(R) Huntington: / / A / / B / / C Hartford Leaders(R) Huntington Outlook: / / Option 1 / / Option 2 --------------------------------------------------------------------------------------------------------------------------------          * CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)                         A-LDR-08 (PA) HUNTINGTON HARTFORD LEADERS(R) PRODUCT SUITE (Pennsylvania Only) Order #: HL-20304-2 Page 6 of 6                          HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina, CW & Pennsylvania) ------------------------------------------------------------------------------------------------------------------------------------                                  REQUEST FOR VARIABLE ANNUITY U.S.P.S.-First The Hartford - IPS Class or P.O. Box 5085 Express-Mail to: Hartford, CT 06102-5085 / / Hartford Life Insurance Company / / Hartford Life and Annuity Insurance Company [LOGO] Private Express The Hartford - IPS THE HARTFORD Mail: 1 Griffin Road North COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD Windsor, CT 06095-1512 LIFE".                          1. PRODUCT REQUIRED - SELECT ONLY ONE. PLEASE REFER TO PROSPECTUS FOR PRODUCT DETAILS. -----------------------------------------------------------------------------------------------------------------------------------                              / / Hartford Leaders(R) Platinum / / Hartford Leaders(R) Platinum Outlook ------------------------------------------------------------------------------------------------------------------------------------                                                  2. CONTRACT OWNER (REQUIRED) ------------------------------------------------------------------------------------------------------------------------------------ Ownership Type: / / Individual / / Trust* / / CRT* / / UGMA / / UTMA / / NRA* / / Corporation* (Select only ONE) / / Other *Additional forms may be required ------------------------------------------------------------------------------------------------------------------------------------                                              / / Mr. / / Mrs. / / Ms. Gender: / / M / / F NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship. ------------------------------------------------------------------------------------------------------------------------------                              First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------------------ Additional Owner Information (e.g., Name of Email Address Trust/Corporation) ------------------------------------------------------------------------------------------------------------------------------------ Social Security Number/TIN Date of Birth Daytime Telephone Number ------------------------------------------------------------------------------------------------------------------------------------ Residential Address - (Permanent Physical Address, City State ZIP No P.O. Box) ------------------------------------------------------------------------------------------------------------------------------------ Mailing Address (If different from above) City State ZIP ------------------------------------------------------------------------------------------------------------------------------------                          3. JOINT CONTRACT OWNER (If any) ------------------------------------------------------------------------------------------------------------------------------------

                            / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number --------------------------------------------------------------------------------------------------------------------------                          Relationship to Contract Owner NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship. --------------------------------------------------------------------------------------------------------------------------                          4. ANNUITANT (Required if different from Contract Owner) ------------------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name --------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Daytime Telephone Number ---------------------------------------------------------------------------------------------------------------------------------                              Residential Address - (Permanent City State ZIP Physical Address, No P.O. Box) ---------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from City State ZIP above) ---------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner ----------------------------------------------------------------------------------------------------------------------                          5. CONTINGENT ANNUITANT (If any) ----------------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name --------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Relationship to Contract Owner ---------------------------------------------------------------------------------------------------------------------------------                                  A-LDR-08 (CW) HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except AL, AZ, FL, Order #: HL-20276-2 Page 1 of 6 MN, NY, NC & PA)                          Owner SSN/TIN                          6. BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.) --------------------------------------------------------------------------------------------------------------------------------                                      / / Primary % First Name MI Last Name ---------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN ---------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % ---------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN ---------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % ---------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN ----------------------------------------------------------------------------------------------------------------------          Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.                 7. PLAN TYPE OF NEW CONTRACT (REQUIRED - Complete either Section A or Section B) ----------------------------------------------------------------------------------------------------------------------------------                              A. NON-QUALIFIED / / Non-Qualified New Purchase / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $ --------------------------------------------------------------------------------------------------------------------------------- B. QUALIFIED / / New Contribution for tax year / / Transfer / / Rollover ---------------------------------------------------------------------------------------------------------------------------------                          Please select ONE plan type listed below -------------------------------------------------------------------------------------------------------------------------- INDIVIDUALLY OWNED EMPLOYER PLAN - ALLOCATED --------------------------------------------------------------------------------------------------------------------------                                          / / Traditional IRA / / Roth IRA / / SEP IRA / / 401(k) / / 401(a) / / Keogh/HR-10 / / Custodial IRA / / Individual 401(k) / / SIMPLE IRA (Non-DFI only) / / Other: ----------------------------------------------------------------------------------------------------------------------------------                              8. PREMIUM PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY) $ ------------------------------------------------------------------------------------------------------------------------------                              9. ESTIMATED EXCHANGE/TRANSFER AMOUNT (If applicable) $ ------------------------------------------------------------------------------------------------------------------------------                          10. OPTIONAL DEATH BENEFIT ELECTION ---------------------------------------------------------------------------------------------------------------------------------          You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts. Please refer to the prospectus for complete details. / / MAV PLUS / / MAXIMUM ANNIVERSARY VALUE (NOT AVAILABLE IN WA) (AVAILABLE ONLY IN WA)                 11. OPTIONAL WITHDRAWAL BENEFIT ELECTION (Select ONE only. Please refer to the prospectus for complete details.) ------------------------------------------------------------------------------------------------------------------------------------                          THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+ THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE / / SINGLE LIFE / / JOINT/SPOUSAL NOT APPROVED THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS. THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+ THE HARTFORD'S LIFETIME INCOME BUILDER II*+ IMPORTANT: Must select ONLY from the investment options with the / / SINGLE LIFE / / JOINT/SPOUSAL [DELTA] symbol in section 12. / / SINGLE LIFE / / JOINT/SPOUSAL THE HARTFORD'S LIFETIME INCOME FOUNDATION*+ / / THE HARTFORD'S PRINCIPAL FIRST* / / SINGLE LIFE / / JOINT/SPOUSAL          * Additional charges and how they are assessed vary by rider. + Separate Death Benefits apply. May not be available in all states.                         A-LDR-08 (CW) HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except AL, AZ, FL, Order #: HL-20276-2 Page 2 of 6 MN, NY, NC & PA)                          Owner SSN/TIN                          12. INVESTMENT SELECTION (REQUIRED - Use whole percentages only) -------------------------------------------------------------------------------------------------------------------------------          IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in Section 11, you must choose from the following investment options indicated by the [DELTA] symbol. CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period. / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer. / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below. A INVESTMENT SUMMARY                     Dollar Cost Averaging % (Complete Section 12B and 12D or 12E) Fixed Accumulation Feature % (Complete Section 12C) Sub-Accounts % (Complete Section 12D - Unavailable if Asset Allocation Model is selected) Asset Allocation Model % (Complete Section 12E - Unavailable if Sub-Accounts are selected) TOTAL - 100% (MUST EQUAL 100%)          B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)** DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below. Initial Allocation                     % 6-Month DCA [DELTA] Duration: months (between 3-6) / / check if rate lock* Estimated dollar amount $ % 12-Month DCA [DELTA] Duration: months (between 7-12) / / check if rate lock* Estimated dollar amount $          * A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. ** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM. C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.) Initial Allocation INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*                     % Fixed Accumulation Feature / / Yes Estimated dollar amount $ [DELTA]+          + NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 11. * A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. D SUB-ACCOUNT ALLOCATION SELECTION - The DCA allocation is only required if enrolling in the DCA program in Section 12B. SUB-ACCOUNTS                   INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % AIM V.I. Capital Appreciation Fund % % American Funds Global Growth Income HLS Fund % % AIM V.I. Capital Development Fund % % American Funds Global Growth HLS Fund % % AIM V.I. Core Equity Fund % % American Funds Global Small Capitalization HLS Fund % % AIM V.I. International Growth Fund % % American Funds Growth HLS Fund % % AIM V.I. Small Cap Equity Fund % % American Funds Growth-Income HLS Fund % % AllianceBernstein VPS Balanced % % American Funds International HLS Wealth Strategy Portfolio [DELTA] Fund % % AllianceBernstein VPS International % % American Funds New World HLS Fund Growth Portfolio % % AllianceBernstein VPS International % % BB&T Capital Manager Equity VIF Fund Value Portfolio % % AllianceBernstein VPS Small/Mid-Cap % % BB&T Large Cap VIF Fund Value Portfolio % % AllianceBernstein VPS Value % % BB&T Mid Cap Growth VIF Fund Portfolio % % American Funds Asset Allocation HLS % % BB&T Special Opportunities Equity Fund VIF Fund % % American Funds Blue Chip Income and % % BB&T Total Return Bond VIF Fund Growth HLS Fund % % American Funds Bond HLS Fund % % Fidelity VIP

Contrafund Portfolio % % American Funds Global Bond HLS Fund % % Fidelity VIP Dynamic Capital Appreciation Portfolio                                  A-LDR-08 (CW) HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except AL, AZ, FL, Order #: HL-20276-2 Page 3 of 6 MN, NY, NC & PA)                          Owner SSN/TIN                            INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % Fidelity VIP Growth Portfolio % % Hartford Value HLS Fund % % Fidelity VIP Mid Cap Portfolio % % Hartford Value Opportunities HLS Fund % % Fidelity VIP Value Strategies % % Lord Abbett America's Value Portfolio Portfolio [DELTA] % % Franklin Flex Cap Growth Securities % % Lord Abbett Bond-Debenture Portfolio Fund % % Franklin Income Securities Fund % % Lord Abbett Growth & Income [DELTA] Portfolio % % Franklin Small Cap Value Securities % % MFS Growth Series Fund % % Franklin Small-Mid Cap Growth % % MFS Investors Trust Series Securities Fund % % Franklin Strategic Income Securities % % MFS Research Bond Series Fund % % Hartford Advisers HLS Fund [DELTA] % % MFS Total Return Series [DELTA] % % Hartford Capital Appreciation HLS % % MFS Value Series Fund % % Hartford Disciplined Equity HLS Fund % % Mutual Discovery Securities Fund % % Hartford Dividend and Growth HLS % % Mutual Shares Securities Fund Fund % % Hartford Equity Income HLS Fund % % Oppenheimer Capital Appreciation Fund/VA % % Hartford Fundamental Growth HLS Fund % % Oppenheimer Global Securities Fund/VA % % Hartford Global Equity HLS Fund % % Oppenheimer Main Street Fund/VA % % Hartford Global Growth HLS Fund % % Oppenheimer Main Street Small Cap Fund/VA % % Hartford Growth HLS Fund % % Oppenheimer Value Fund/VA % % Hartford Growth Opportunities HLS % % Putnam VT Diversified Income Fund Fund % % Hartford High Yield HLS Fund % % Putnam VT Global Asset Allocation Fund % % Hartford International Growth HLS % % Putnam VT International Equity Fund Fund % % Hartford International Opportunities % % Putnam VT International Growth & HLS Fund Income Fund % % Hartford LargeCap Growth HLS Fund % % Putnam VT Small Cap Value Fund % % Hartford MidCap Growth HLS Fund % % Templeton Developing Markets Securities Fund % % Hartford Money Market HLS Fund % % Templeton Foreign Securities Fund [DELTA] % % Hartford Small Cap Growth HLS Fund % % Templeton Global Income Securities Fund % % Hartford Small Company HLS Fund % % Templeton Growth Securities Fund % % Hartford Stock HLS Fund % % Van Kampen LIT Growth and Income Portfolio % % Hartford Total Return Bond HLS Fund % % Van Kampen UIF Mid Cap Growth Portfolio % % Hartford U.S. Government Securities % % Van Kampen UIF U.S. Mid Cap Value HLS Fund Portfolio          CUSTOM ASSET ALLOCATION PROGRAM (AA) / / Check here if you would like your sub-account allocations to rebalance:                                 Day of Month (1st-28th) Rebalancing Frequency: / / Monthly / / Quarterly / / Semi-Annually / / Annually          E ASSET ALLOCATION MODEL SELECTION YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY. INVESTMENT STRATEGIES                         % / / Hartford Checks & Balances / / Franklin Founding Investment Strategy / / Platinum Pack [DELTA] [DELTA] [DELTA] / / Core Four [DELTA] / / American Growth Foundation Strategy [DELTA]                            PLATINUM PACK [DELTA]         -------------------------------------------------------------------------------- American Funds International HLS Fund 20% BB&T Mid Cap Growth VIF Fund 10% BB&T Special Opportunities Equity VIF Fund 10% BB&T Total Return Bond VIF Fund 10% Franklin Income Securities Fund 20% Hartford Growth Opportunities HLS Fund 20% Hartford Total Return Bond HLS Fund 10%                            FRANKLIN FOUNDING AMERICAN GROWTH HARTFORD INVESTMENT STRATEGY FOUNDATION STRATEGY CHECKS & BALANCES [DELTA] [DELTA] [DELTA] CORE FOUR [DELTA]                                 ---------------------------------------------------------------------------------------------------------------------------------- Hartford Capital Franklin Income American Funds Bond HLS American Funds Appreciation HLS Fund 33% Securities Fund 34% Fund 25% International HLS Fund 25% Hartford Dividend & Mutual Shares Securities American Funds Global Franklin Income Growth HLS Fund 33% Fund 33% Small Cap HLS Fund 10% Securities Fund 25% Hartford Total Return Templeton Growth American Funds Growth & Hartford Growth Bond HLS Fund 34% Securities Fund 33% Income HLS Fund 25% Opportunities HLS Fund 25% American Funds Growth HLS Hartford Total Return Fund 25% Bond HLS Fund 25% American Funds International HLS Fund 15%                                  A-LDR-08 (CW) HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except AL, AZ, FL, Order #: HL-20276-2 Page 4 of 6 MN, NY, NC & PA)                          Owner SSN/TIN          PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)                             % / / Balanced [DELTA] / / Moderate Growth [DELTA] / / Growth [DELTA] / / Enhanced Growth                            MODERATE GROWTH BALANCED [DELTA] [DELTA] GROWTH [DELTA] ENHANCED GROWTH                                 --------------------------------------------------------------------------------------------------------------------------------- AIM V.I. International AIM V.I. International AIM V.I. International AIM V.I. International Growth Fund 3% Growth Fund 4% Growth Fund 3% Growth Fund 4% AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS International Value International Value International Value International Value Portfolio 3% Portfolio 4% Portfolio 3% Portfolio

4% American Funds Bond HLS American Funds Growth American Funds Growth American Funds Bond HLS Fund 10% Fund 7% HLS Fund 8% HLS Fund 8% American Funds Growth HLS American Funds Growth American Funds American Funds Fund 6% HLS Fund 7% International HLS Fund 5% International HLS Fund 5% American Funds International American Funds Fidelity VIP Mid Cap Fidelity VIP Mid Cap HLS Fund 4% International HLS Fund 5% Portfolio 2% Portfolio 3% Fidelity VIP Mid Cap Fidelity VIP Mid Cap Franklin Small Cap Value Franklin Small Cap Value Portfolio 3% Portfolio 3% Securities Fund 2% Securities Fund 3% Franklin Strategic Income Franklin Small Cap Franklin Strategic Franklin Strategic Securities Fund 10% Value Securities Fund 2% Income Securities Fund 8% Income Securities Fund 5% Hartford Capital Franklin Strategic Hartford Capital Hartford Capital Appreciation HLS Fund 5% Income Securities Fund 9% Appreciation HLS Fund 7% Appreciation HLS Fund 8% Hartford Disciplined Equity Hartford Capital Hartford Disciplined Hartford Disciplined HLS Fund 7% Appreciation HLS Fund 6% Equity HLS Fund 9% Equity HLS Fund 10% Hartford Growth Hartford Disciplined Hartford Growth Hartford Growth Opportunities HLS Fund 5% Equity HLS Fund 8% Opportunities HLS Fund 7% Opportunities HLS Fund 8% Hartford Total Return Bond Hartford Growth Hartford International Hartford International HLS Fund 10% Opportunities HLS Fund 6% Opportunities HLS Fund 4% Opportunities HLS Fund 4% Lord Abbett Bond-Debenture Hartford Total Return Hartford Total Return Hartford Total Return Portfolio 5% Bond HLS Fund 10% Bond HLS Fund 10% Bond HLS Fund 7% Lord Abbett Bond- Lord Abbett Bond- Lord Abbett Bond- MFS Value Series 6% Debenture Portfolio 5% Debenture Portfolio 5% Debenture Portfolio 3% Mutual Shares Securities Fund 5% MFS Value Series 7% MFS Value Series 8% MFS Value Series 9% Oppenheimer Main Street Mutual Shares Mutual Shares Securities Mutual Shares Securities Small Cap Fund/VA 3% Securities Fund 6% Fund 7% Fund 8% Putnam VT Diversified Income Oppenheimer Main Street Oppenheimer Main Street Oppenheimer Main Street Fund 10% Small Cap Fund/VA 2% Small Cap Fund/VA 3% Small Cap Fund/VA 4% Templeton Global Income Putnam VT Diversified Putnam VT Diversified Putnam VT Diversified Securities Fund 5% Income Fund 9% Income Fund 7% Income Fund 5% Van Kampen UIF Mid Cap Van Kampen UIF Mid Cap Growth Portfolio 2% Growth Portfolio 2%          * When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.                 13. SPECIAL REMARKS -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------                          14. OWNER(S) ACKNOWLEDGEMENTS (All questions in this Section MUST be completed) ---------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you have an existing annuity or life insurance policy? / / No / / Yes - Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / No / / Yes - Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?          / / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you. THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED. NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies. DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.                         A-LDR-08 (CW) HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide Order #: HL-20276-2 Page 5 of 6 except AL, AZ, FL, MN, NY, NC & PA)                          Owner SSN/TIN          KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime. MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits. NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES. NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony. PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity. I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3. The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation. Signed at: / / ------------ --------------- State* Date                     --------------------------------------------------------------------------------------------------------------------------- Contract Owner Signature (Trustee/Custodian, if Joint Contract Owner Signature (If applicable) applicable)          * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.                 15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS --------------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts? / / No / / Yes - Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.                          ---------------------------------------- Licensed Agent Signature                                  First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------- Street Address City State ZIP -------------------------------------------------------------------------------------------------------------------------- Broker/Dealer Licensed Agent SSN Broker/Dealer Client Account Number -------------------------------------------------------------------------------------------------------------------------- Business Telephone Number Fax Number Email Address --------------------------------------------------------------------------------------------------------------------------                              SELECT PROGRAM* Hartford Leaders(R) Platinum: / / Option 1 / / Option 2 Hartford Leaders(R) Platinum Outlook: / / Option 1 / / Option 2 ----------------------------------------------------------------------------------------------------------------------------          * CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)                         A-LDR-08 (CW) HARTFORD LEADERS(R) PLATINUM PRODUCT SUITE (Countrywide except AL, AZ, FL, Order #: HL-20276-2 Page 6 of 6 MN, NY, NC & PA)                          HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North CW Carolina, & Pennsylvania) -------------------------------------------------------------------------------------------------------------------------                                  REQUEST FOR VARIABLE ANNUITY U.S.P.S.-First The Hartford - IPS Class or P.O. Box 5085 Express-Mail to: Hartford, CT 06102-5085 / / Hartford Life Insurance Company / / Hartford Life and Annuity Insurance Company [LOGO] Private Express The Hartford - IPS THE HARTFORD Mail: 1 Griffin Road North COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD Windsor, CT 06095-1512 LIFE".                          1. PRODUCT REQUIRED - SELECT ONLY ONE. PLEASE REFER TO PROSPECTUS FOR PRODUCT DETAILS. -------------------------------------------------------------------------------------------------------------------------------                              / / Hartford Leaders(R) Select / / Hartford Leaders(R) Select Outlook / / Hartford Leaders(R) Select Plus ---------------------------------------------------------------------------------------------------------------------------------                                                  2. CONTRACT OWNER (REQUIRED) ------------------------------------------------------------------------------------------------------------------------------------ Ownership Type: / / Individual / / Trust* / / CRT* / / UGMA / / UTMA / / NRA* / / Corporation* (Select only ONE) / / Other *Additional forms may be required ------------------------------------------------------------------------------------------------------------------------------------                                              / / Mr. / / Mrs. / / Ms. Gender: / / M / / F NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship. ----------------------------------------------------------------------------------------------------------------------------------                              First Name MI Last Name ---------------------------------------------------------------------------------------------------------------------- Additional Owner Information (e.g., Email Address Name of Trust/Corporation)

---------------------------------------------------------------------------------------------------------------------- Social Security Number/TIN Date of Birth Daytime Telephone Number ---------------------------------------------------------------------------------------------------------------------- Residential Address - (Permanent City State ZIP Physical Address, No P.O. Box) ---------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from City State ZIP above) ----------------------------------------------------------------------------------------------------------------------                          3. JOINT CONTRACT OWNER (If any) --------------------------------------------------------------------------------------------------------------------------------                                      / / Mr. / / Mrs. / / Ms. First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------------------ Gender: / / M / / F Date of Birth Social Security Number ------------------------------------------------------------------------------------------------------------------------------------                          Relationship to Contract Owner NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship. ------------------------------------------------------------------------------------------------------------------------------------                          4. ANNUITANT (Required if different from Contract Owner) -------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Daytime Telephone Number --------------------------------------------------------------------------------------------------------------------------------                              Residential Address - (Permanent City State ZIP Physical Address, No P.O. Box) ---------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from City State ZIP above) ---------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner ----------------------------------------------------------------------------------------------------------------------                          5. CONTINGENT ANNUITANT (If any) ----------------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Relationship to Contract Owner --------------------------------------------------------------------------------------------------------------------------------                                  A-LDR-08 (MN) HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only) Order #: HL-20307-2 Page 1 of 6                          Owner SSN/TIN                          6. BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.) -------------------------------------------------------------------------------------------------------------------------                                      / / Primary % First Name MI Last Name --------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN --------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % --------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN --------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % --------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN ---------------------------------------------------------------------------------------------------------------------------------          Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.                 7. PLAN TYPE OF NEW CONTRACT (REQUIRED - Complete either Section A or Section B) --------------------------------------------------------------------------------------------------------------------                              A. NON-QUALIFIED / / Non-Qualified New Purchase / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $ ---------------------------------------------------------------------------------------------------------------------------- B. QUALIFIED / / New Contribution for tax year / / Transfer / / Rollover ----------------------------------------------------------------------------------------------------------------------------                          Please select ONE plan type listed below -------------------------------------------------------------------------------------------------------------------------- INDIVIDUALLY OWNED EMPLOYER PLAN - ALLOCATED --------------------------------------------------------------------------------------------------------------------------

                    / / Traditional IRA / / Roth IRA / / SEP IRA / / 401(k) / / 401(a) / / Keogh/HR-10 / / Custodial IRA / / Individual 401(k) / / SIMPLE IRA (Non-DFI only) / / Other: ----------------------------------------------------------------------------------------------------------------------------------                              8. PREMIUM PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY) $ ----------------------------------------------------------------------------------------------------------------------------                              9. ESTIMATED EXCHANGE/TRANSFER AMOUNT (If applicable) $ ----------------------------------------------------------------------------------------------------------------------------                          10. OPTIONAL DEATH BENEFIT ELECTION ---------------------------------------------------------------------------------------------------------------------          You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts. Please refer to the prospectus for complete details. / / MAV PLUS / / MAXIMUM ANNIVERSARY VALUE (NOT AVAILABLE IN WA) (AVAILABLE ONLY IN WA)                 11. OPTIONAL WITHDRAWAL BENEFIT ELECTION (Select ONE only. Please refer to the prospectus for complete details.) --------------------------------------------------------------------------------------------------------------------------                          THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+ THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE / / SINGLE LIFE / / JOINT/SPOUSAL NOT APPROVED THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS. THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+ THE HARTFORD'S LIFETIME INCOME BUILDER II*+ IMPORTANT: Must select ONLY from the investment options with / / SINGLE LIFE / / JOINT/SPOUSAL the [DELTA] symbol in section 12. / / SINGLE LIFE / / JOINT/SPOUSAL THE HARTFORD'S LIFETIME INCOME FOUNDATION*+ / / THE HARTFORD'S PRINCIPAL FIRST* / / SINGLE LIFE / / JOINT/SPOUSAL          * Additional charges and how they are assessed vary by rider. + Separate Death Benefits apply. May not be available in all states.                         A-LDR-08 (MN) HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only) Order #: HL-20307-2 Page 2 of 6                          Owner SSN/TIN                          12. INVESTMENT SELECTION (REQUIRED - Use whole percentages only) ---------------------------------------------------------------------------------------------------------------------          IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in Section 11, you must choose from the following investment options indicated by the [DELTA] symbol. CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period. / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer. / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below. A INVESTMENT SUMMARY                     Dollar Cost Averaging % (Complete Section 12B and 12D or 12E) Fixed Accumulation Feature % (Complete Section 12C) Sub-Accounts % (Complete Section 12D - Unavailable if Asset Allocation Model is selected) Asset Allocation Model % (Complete Section 12E - Unavailable if Sub-Accounts are selected) TOTAL - 100% (MUST EQUAL 100%)          B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)** DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below. Initial Allocation                     % 6-Month DCA [DELTA] Duration: months (between 3-6) / / check if rate lock* Estimated dollar amount $ % 12-Month DCA [DELTA] Duration: months (between 7-12) / / check if rate lock* Estimated dollar amount $          * A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. ** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM. C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) Select product.) Initial Allocation INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*                     % Fixed Accumulation Feature / / Yes Estimated dollar amount $ [DELTA]+          + NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 11. * A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. D SUB-ACCOUNT ALLOCATION SELECTION - The DCA allocation is only required if enrolling in the DCA program in Section 12B. SUB-ACCOUNTS                   INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % AIM V.I. Capital Appreciation Fund % % American Funds Bond HLS Fund % % AIM V.I. Capital Development Fund % % American Funds Global Bond HLS Fund % % AIM V.I. Core Equity Fund % % American Funds Global Growth & Income HLS Fund %

% AIM V.I. International Growth Fund % % American Funds Global Growth HLS Fund % % AIM V.I. Small Cap Equity Fund % % American Funds Global Small Capitalization HLS Fund % % AllianceBernstein VPS Balanced % % American Funds Growth HLS Fund Wealth Strategy Portfolio [DELTA] % % AllianceBernstein VPS % % American Funds Growth-Income HLS Fund International Growth Portfolio % % AllianceBernstein VPS % % American Funds International HLS Fund International Value Portfolio % % AllianceBernstein VPS Small/Mid- % % American Funds New World HLS Fund Cap Value Portfolio % % AllianceBernstein VPS Value % % Evergreen VA Diversified Capital Portfolio Builder Fund* % % American Funds Asset Allocation % % Evergreen VA Fundamental Large Cap HLS Fund Fund % % American Funds Blue Chip Income % % Evergreen VA Growth Fund and Growth HLS Fund          * Effective 6/16/08 the Evergreen VA Balanced Fund (Class I) will be renamed Evergreen VA Diversified Capital Builder Fund.                         A-LDR-08 (MN) HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only) Order #: HL-20307-2 Page 3 of 6                          Owner SSN/TIN                            INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         -------------------------------------------------------------------------------------------------------------------------------- % % Evergreen VA International Equity % % Hartford Total Return Bond HLS Fund Fund % % Evergreen VA Omega Fund % % Hartford U.S. Government Securities HLS Fund % % Evergreen VA Special Values Fund % % Hartford Value HLS Fund % % Fidelity VIP Contrafund Portfolio % % Hartford Value Opportunities HLS Fund % % Fidelity VIP Dynamic Capital % % Lord Abbett America's Value Appreciation Portfolio Portfolio [DELTA] % % Fidelity VIP Growth Portfolio % % Lord Abbett Bond-Debenture Portfolio % % Fidelity VIP Mid Cap Portfolio % % Lord Abbett Growth & Income Portfolio % % Fidelity VIP Value Strategies % % MFS Growth Series Portfolio % % Franklin Flex Cap Growth Securities % % MFS Investors Trust Series Fund % % Franklin Income Securities Fund % % MFS Research Bond Series [DELTA] % % Franklin Small Cap Value Securities % % MFS Total Return Series [DELTA] Fund % % Franklin Small-Mid Cap Growth % % MFS Value Series Securities Fund % % Franklin Strategic Income % % Mutual Discovery Securities Fund Securities Fund % % Hartford Advisers HLS Fund [DELTA] % % Mutual Shares Securities Fund % % Hartford Capital Appreciation HLS % % Oppenheimer Capital Appreciation Fund Fund/VA % % Hartford Disciplined Equity HLS % % Oppenheimer Global Securities Fund Fund/VA % % Hartford Dividend and Growth HLS % % Oppenheimer Main Street Fund/ VA Fund % % Hartford Equity Income HLS Fund % % Oppenheimer Main Street Small Cap Fund/VA % % Hartford Fundamental Growth HLS % % Oppenheimer Value Fund/VA Fund % % Hartford Global Equity HLS Fund % % Putnam VT Diversified Income Fund % % Hartford Global Growth HLS Fund % % Putnam VT Global Asset Allocation Fund % % Hartford Growth HLS Fund % % Putnam VT International Equity Fund % % Hartford Growth Opportunities HLS % % Putnam VT International Growth & Fund Income Fund % % Hartford High Yield HLS Fund % % Putnam VT Small Cap Value Fund % % Hartford International Growth HLS % % Templeton Developing Markets Fund Securities Fund % % Hartford International % % Templeton Foreign Securities Fund Opportunities HLS Fund % % Hartford LargeCap Growth HLS Fund % % Templeton Global Income Securities Fund % % Hartford MidCap Growth HLS Fund % % Templeton Growth Securities Fund % % Hartford Money Market HLS Fund % % Van Kampen LIT Growth and Income [DELTA] Portfolio % % Hartford Small Cap Growth HLS Fund % % Van Kampen UIF Mid Cap Growth Portfolio % % Hartford Small Company HLS Fund % % Van Kampen UIF U.S. Mid Cap Value Portfolio % % Hartford Stock HLS Fund          CUSTOM ASSET ALLOCATION PROGRAM (AA) / / Check here if you would like your sub-account allocations to rebalance:                                 Day of Month (1st-28th) Rebalancing Frequency: / / Monthly / / Quarterly / / Semi-Annually / / Annually          E ASSET ALLOCATION MODEL SELECTION YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY. INVESTMENT STRATEGIES                     % / / Hartford Checks & Balances [DELTA] / / Franklin Founding Investment Strategy [DELTA] / / Core Four [DELTA] / / American Growth Foundation Strategy [DELTA]                            HARTFORD FRANKLIN FOUNDING AMERICAN GROWTH CHECKS & BALANCES INVESTMENT STRATEGY FOUNDATION STRATEGY [DELTA] [DELTA] [DELTA] CORE FOUR [DELTA]                                 ---------------------------------------------------------------------------------------------------------------------------------- Hartford Capital Franklin Income American Funds Bond HLS American Funds Appreciation HLS Fund 33% Securities Fund 34% Fund 25% International HLS Fund 25% Hartford Dividend & Mutual Shares Securities American Funds Global Franklin Income Growth HLS Fund 33% Fund 33% Small Cap HLS Fund 10% Securities Fund 25% Hartford Total Return Templeton Growth American Funds Growth & Hartford Growth Bond HLS Fund 34% Securities Fund 33% Income HLS Fund 25% Opportunities HLS Fund 25% American Funds Growth HLS Hartford Total Return Fund 25% Bond HLS Fund 25% American Funds International HLS Fund 15%                                  A-LDR-08 (MN) HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only) Order #: HL-20307-2 Page 4 of 6                          Owner SSN/TIN          PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)                             % / / Balanced [DELTA] / / Moderate Growth [DELTA] / / Growth [DELTA] / / Enhanced Growth                            MODERATE GROWTH BALANCED [DELTA] [DELTA] GROWTH [DELTA] ENHANCED GROWTH                                 ---------------------------------------------------------------------------------------------------------------------------------- AIM V.I.

International AIM V.I. International AIM V.I. International AIM V.I. International Growth Fund 3% Growth Fund 4% Growth Fund 3% Growth Fund 4% AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS International Value International Value International Value International Value Portfolio 3% Portfolio 4% Portfolio 3% Portfolio 4% American Funds Bond HLS American Funds Bond HLS American Funds Growth HLS American Funds Growth HLS Fund 10% Fund 7% Fund 8% Fund 8% American Funds Growth HLS American Funds Growth HLS American Funds American Funds Fund 6% Fund 7% International HLS Fund 5% International HLS Fund 5% American Funds American Funds Evergreen VA Fundamental Evergreen VA Fundamental International HLS Fund 4% International HLS Fund 5% Large Cap Fund 9% Large Cap Fund 10% Evergreen VA Fundamental Evergreen VA Fundamental Evergreen VA Special Evergreen VA Special Large Cap Fund 7% Large Cap Fund 8% Values Fund 2% Values Fund 3% Fidelity VIP Mid Cap Evergreen VA Special Fidelity VIP Mid Cap Fidelity VIP Mid Cap Portfolio 3% Values Fund 2% Portfolio 2% Portfolio 3% Franklin Strategic Income Fidelity VIP Mid Cap Franklin Strategic Income Franklin Strategic Income Securities Fund 10% Portfolio 3% Securities Fund 8% Securities Fund 5% Hartford Capital Franklin Strategic Income Hartford Capital Hartford Capital Appreciation HLS Fund 5% Securities Fund 9% Appreciation HLS Fund 7% Appreciation HLS Fund 8% Hartford Growth Hartford Capital Hartford Growth Hartford Growth Opportunities HLS Fund 5% Appreciation HLS Fund 6% Opportunities HLS Fund 7% Opportunities HLS Fund 8% Hartford Total Return Hartford Growth Hartford International Hartford International Bond HLS Fund 10% Opportunities HLS Fund 6% Opportunities HLS Fund 4% Opportunities HLS Fund 4% Lord Abbett Hartford Total Return Hartford Total Return Hartford Total Return Bond-Debenture Portfolio 5% Bond HLS Fund 10% Bond HLS Fund 10% Bond HLS Fund 7% Lord Abbett Bond- Lord Abbett Bond- Lord Abbett Bond- MFS Value Series 6% Debenture Portfolio 5% Debenture Portfolio 5% Debenture Portfolio 3% Mutual Shares Securities Fund 5% MFS Value Series 7% MFS Value Series 8% MFS Value Series 9% Oppenheimer Main Street Mutual Shares Securities Mutual Shares Securities Mutual Shares Securities Small Cap Fund/VA 3% Fund 6% Fund 7% Fund 8% Putnam VT Diversified Oppenheimer Main Street Oppenheimer Main Street Oppenheimer Main Street Income Fund 10% Small Cap Fund/VA 2% Small Cap Fund/VA 3% Small Cap Fund/VA 4% Templeton Global Income Putnam VT Diversified Putnam VT Diversified Putnam VT Diversified Securities Fund 5% Income Fund 9% Income Fund 7% Income Fund 5% Van Kampen UIF Mid Cap Van Kampen UIF Mid Cap Growth Portfolio 2% Growth Portfolio 2%          * When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.                 13. SPECIAL REMARKS ------------------------------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------------------------------                          14. OWNER(S) ACKNOWLEDGEMENTS (All questions in this Section MUST be completed)                          / / No / / Yes - Do you have an existing annuity or life insurance policy? / / No / / Yes - Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / No / / Yes - Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?          / / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you. THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED. NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies. DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.                         A-LDR-08 (MN) HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only) Order #: HL-20307-2 Page 5 of 6                          Owner SSN/TIN          KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime. MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits. NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES. NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony. PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity. I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3. The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation. Signed at: / / ------------ --------------- State* Date                     --------------------------------------------------------------------------------------------------------------------------- Contract Owner Signature (Trustee/Custodian, if Joint Contract Owner Signature (If applicable) applicable)          *IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.                 15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS ---------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts? / / No / / Yes - Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.                          ---------------------------------------- Licensed Agent Signature                                  First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------------------ Street Address City State ZIP ------------------------------------------------------------------------------------------------------------------------------------ Broker/Dealer Licensed Agent SSN Broker/Dealer Client Account Number ------------------------------------------------------------------------------------------------------------------------------------ Business Telephone Number Fax Number Email Address ------------------------------------------------------------------------------------------------------------------------------------                                  SELECT PROGRAM* Hartford Leaders(R) Select: / / A / / B / / C Hartford Leaders(R) Outlook: / / Option 1 / / Option 2 Hartford Leaders(R) Select / / A / / B Plus: --------------------------------------------------------------------------------------------------------------------------------          * CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)                         A-LDR-08 (MN) HARTFORD LEADERS(R) SELECT PRODUCT SUITE (Minnesota Only) Order #: HL-20307-2 Page 6 of 6                          HARTFORD LEADERS(R) ULTRA (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina, & Pennsylvania) CW ------------------------------------------------------------------------------------------------------------------------------------                                  REQUEST FOR VARIABLE ANNUITY U.S.P.S.-First The Hartford - IPS Class or P.O. Box 5085 Express-Mail to: Hartford, CT 06102-5085 HARTFORD LIFE INSURANCE COMPANY [LOGO] Private Express The Hartford - IPS THE HARTFORD Mail: 1 Griffin Road North COMPANY IS REFERENCED TO HEREIN AS "HARTFORD LIFE". Windsor, CT 06095-1512                                                  1. CONTRACT OWNER (REQUIRED) -------------------------------------------------------------------------------------------------------------------------- Ownership Type: / / Individual / / Trust* / / CRT* / / UGMA / / UTMA / / NRA* / / Corporation* (Select only ONE) / / Other *Additional forms may be required --------------------------------------------------------------------------------------------------------------------------                                              / / Mr. / / Mrs. / / Ms. Gender: / / M / / F NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship. ---------------------------------------------------------------------------------------------------------------------------------                              First Name MI Last Name --------------------------------------------------------------------------------------------------------------------------------- Additional Owner Information (e.g., Name of Email Address Trust/Corporation) --------------------------------------------------------------------------------------------------------------------------------- Social Security Number/TIN Date of Birth Daytime Telephone Number --------------------------------------------------------------------------------------------------------------------------------- Residential Address - (Permanent Physical Address, No City State ZIP P.O. Box)

--------------------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from above) City State ZIP ---------------------------------------------------------------------------------------------------------------------------------                          2. JOINT CONTRACT OWNER (If any) --------------------------------------------------------------------------------------------------------------------------------                                      / / Mr. / / Mrs. / / Ms. First Name MI Last Name ---------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number ----------------------------------------------------------------------------------------------------------------------------------                          Relationship to Contract Owner NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship. -------------------------------------------------------------------------------------------------------------------------------                          3. ANNUITANT (Required if different from Contract Owner) -------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Daytime Telephone Number --------------------------------------------------------------------------------------------------------------------------------                              Residential Address - (Permanent Physical Address, City State ZIP No P.O. Box) ------------------------------------------------------------------------------------------------------------------------------------ Mailing Address (If different from above) City State ZIP ------------------------------------------------------------------------------------------------------------------------------------ Relationship to Contract Owner ------------------------------------------------------------------------------------------------------------------------------------                          4. CONTINGENT ANNUITANT (If any) ----------------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Relationship to Contract Owner --------------------------------------------------------------------------------------------------------------------------------                                  A-LDR-08 (CW) HARTFORD LEADERS(R) ULTRA (Countrywide except AL, AZ, FL, MN, NY, NC & PA) Order #: HL-20287-2 Page 1 of 6                          Owner SSN/TIN                          5. BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.) ------------------------------------------------------------------------------------------------------------------------------------                                      / / Primary % First Name MI Last Name --------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN --------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % --------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN --------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % --------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN ---------------------------------------------------------------------------------------------------------------------------------          Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.                 6. PLAN TYPE OF NEW CONTRACT (REQUIRED - Complete either Section A or Section B) ------------------------------------------------------------------------------------------------------------------------------------                              A. NON-QUALIFIED / / Non-Qualified New Purchase / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $ -------------------------------------------------------------------------------------------------------------------------------- B. QUALIFIED / / New Contribution for tax year / / Transfer / / Rollover --------------------------------------------------------------------------------------------------------------------------------                          Please select ONE plan type listed below ------------------------------------------------------------------------------------------------------------------------------------ INDIVIDUALLY OWNED EMPLOYER PLAN - ALLOCATED ------------------------------------------------------------------------------------------------------------------------------------                                          / / Traditional IRA / / Roth IRA / / SEP IRA / / 401(k) / / 401(a) / / Keogh/HR-10 / / Custodial IRA / / Individual 401(k) / / SIMPLE IRA (Non-DFI only) / / Other:

---------------------------------------------------------------------------------------------------------------------------------                              7. PREMIUM PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY) $ ------------------------------------------------------------------------------------------------------------------------------------                              8. ESTIMATED EXCHANGE/TRANSFER AMOUNT (If applicable) $ ------------------------------------------------------------------------------------------------------------------------------------                          9. OPTIONAL DEATH BENEFIT ELECTION ------------------------------------------------------------------------------------------------------------------------------------          You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts. Please refer to the prospectus for complete details. / / MAV PLUS / / MAXIMUM ANNIVERSARY VALUE (NOT AVAILABLE IN WA) (AVAILABLE ONLY IN WA)                 10. OPTIONAL WITHDRAWAL BENEFIT ELECTION (Select ONE only. Please refer to the prospectus for complete details.) --------------------------------------------------------------------------------------------------------------------------                          THE HARTFORD'S LIFETIME INCOME BUILDER THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE SELECTS* + NOT APPROVED THE HARTFORD'S LIFETIME INCOME / / SINGLE LIFE / / JOINT/SPOUSAL BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS. THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS* + THE HARTFORD'S LIFETIME INCOME BUILDER II*+ IMPORTANT: Must select ONLY from the investment options with / / SINGLE LIFE / / JOINT/SPOUSAL the [DELTA] symbol in section 11. / / SINGLE LIFE / / JOINT/SPOUSAL THE HARTFORD'S LIFETIME INCOME FOUNDATION*+ / / THE HARTFORD'S PRINCIPAL FIRST* / / SINGLE LIFE / / JOINT/SPOUSAL          * Additional charges and how they are assessed vary by rider. + Separate Death Benefits apply. May not be available in all states.                         A-LDR-08 (CW) HARTFORD LEADERS(R) ULTRA (Countrywide except AL, AZ, FL, MN, NY, NC & PA) Order #: HL-20287-2 Page 2 of 6                          Owner SSN/TIN                          11. INVESTMENT SELECTION (REQUIRED - Use whole percentages only) ---------------------------------------------------------------------------------------------------------------------          IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in Section 10, you must choose from the following investment options indicated by the [DELTA] symbol. CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period. / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer. / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below. A INVESTMENT SUMMARY                     Dollar Cost Averaging % (Complete Section 11B and 11D or 11E) Fixed Accumulation Feature % (Complete Section 11C) Sub-Accounts % (Complete Section 11D - Unavailable if Asset Allocation Model is selected) Asset Allocation Model % (Complete Section 11E - Unavailable if Sub-Accounts are selected) TOTAL - 100% (MUST EQUAL 100%)          B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)** DCA allocations must be made in Section 12D or 12E. Provide the complete instructions for the DCA below. Initial Allocation                     % 6-Month DCA [DELTA] Duration: months (between 3-6) / / check if rate lock* Estimated dollar amount $ % 12-Month DCA [DELTA] Duration: months (between 7-12) / / check if rate lock* Estimated dollar amount $          * A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. ** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM. C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.) Initial Allocation INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*                     % Fixed Accumulation Feature / / Yes Estimated dollar amount $ [DELTA]+          + NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 10. * A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. D SUB-ACCOUNT ALLOCATION SELECTION - The DCA allocation is only required if enrolling in the DCA program in Section 11B. SUB-ACCOUNTS                   INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         -------------------------------------------------------------------------------------------------------------------------------- % % AIM V.I. Capital Appreciation Fund % % American Funds Bond HLS Fund % % AIM V.I. Capital Development Fund % % American Funds Global Bond HLS Fund % % AIM V.I. Core Equity Fund % % American Funds Global Growth & Income HLS Fund % % AIM V.I. International Growth Fund % % American Funds Global Growth HLS Fund % % AIM V.I. Small Cap Equity Fund

% % American Funds Global Small Capitalization HLS Fund % % AlianceBernstein VPS Balanced % % American Funds Growth HLS Fund Wealth Strategy Portfolio [DELTA] % % AlianceBernstein VPS International % % American Funds Growth-Income HLS Growth Portfolio Fund % % AlianceBernstein VPS International % % American Funds International HLS Value Portfolio Fund % % AlianceBernstein VPS Small/Mid-Cap % % American Funds New World HLS Fund Value Portfolio % % AlianceBernstein VPS Value % % Fidelity VIP Contrafund Portfolio Portfolio % % American Funds Asset Allocation HLS % % Fidelity VIP Dynamic Capital Fund Appreciation Portfolio % % American Funds Blue Chip Income and % % Fidelity VIP Growth Portfolio Growth HLS Fund                                  A-LDR-08 (CW) HARTFORD LEADERS(R) ULTRA (Countrywide except AL, AZ, FL, MN, NY, NC & PA) Order #: HL-20287-2 Page 3 of 6                          Owner SSN/TIN                            INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         -------------------------------------------------------------------------------------------------------------------------------- % % Fidelity VIP Mid Cap Portfolio % % Lord Abbett Bond-Debenture Portfolio % % Fidelity VIP Value Strategies % % Lord Abbett Growth & Income Portfolio Portfolio % % Franklin Flex Cap Growth Securities % % MFS Growth Series Fund % % Franklin Income Securities Fund % % MFS Investors Trust Series [DELTA] % % Franklin Small Cap Value Securities % % MFS Research Bond Series Fund % % Franklin Small-Mid Cap Growth % % MFS Total Return Series [DELTA] Securities Fund % % Franklin Strategic Income % % MFS Value Series Securities Fund % % Hartford Advisers HLS Fund [DELTA] % % MTB Large Cap Growth Fund II % % Hartford Capital Appreciation HLS % % MTB Large Cap Value Fund II Fund % % Hartford Disciplined Equity HLS % % MTB Managed Allocation Fund - Fund Aggressive Growth II % % Hartford Dividend and Growth HLS % % MTB Managed Allocation Fund - Fund Conservative Growth II % % Hartford Equity Income HLS Fund % % MTB Managed Allocation Fund - Moderate Growth II % % Hartford Fundamental Growth HLS % % Mutual Discovery Securities Fund Fund % % Hartford Global Equity HLS Fund % % Mutual Shares Securities Fund % % Hartford Global Growth HLS Fund % % Oppenheimer Capital Appreciation Fund/VA % % Hartford Growth HLS Fund % % Oppenheimer Global Securities Fund/VA % % Hartford Growth Opportunities HLS % % Oppenheimer Main Street Fund Fund/VA % % Hartford High Yield HLS Fund % % Oppenheimer Main Street Small Cap Fund/VA % % Hartford International Growth HLS % % Oppenheimer Value Fund/VA Fund % % Hartford International % % Putnam VT Diversified Income Fund Opportunities HLS Fund % % Hartford LargeCap Growth HLS Fund % % Putnam VT Global Asset Allocation Fund % % Hartford MidCap Growth HLS Fund % % Putnam VT International Equity Fund % % Hartford Money Market HLS Fund % % Putnam VT International Growth and [DELTA] Income Fund % % Hartford Small Cap Growth HLS Fund % % Putnam VT Small Cap Value Fund % % Hartford Small Company HLS Fund % % Templeton Developing Markets Securities Fund % % Hartford Stock HLS Fund % % Templeton Foreign Securities Fund % % Hartford Total Return Bond HLS Fund % % Templeton Global Income Securities Fund % % Hartford U.S. Government Securities % % Templeton Growth Securities Fund HLS Fund % % Hartford Value HLS Fund % % Van Kampen LIT Growth and Income Portfolio % % Hartford Value Opportunities HLS % % Van Kampen UIF Mid Cap Growth Fund Portfolio % % Lord Abbett America's Value % % Van Kampen UIF U.S. Mid Cap Value Portfolio [DELTA] Portfolio          CUSTOM ASSET ALLOCATION PROGRAM (AA) / / Check here if you would like your sub-account allocations to rebalance:                                 Day of Month (1st-28th) Rebalancing Frequency: / / Monthly / / Quarterly / / Semi-Annually / / Annually          E ASSET ALLOCATION MODEL SELECTION YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY. INVESTMENT STRATEGIES                     % / / Hartford Checks & Balances [DELTA] / / Franklin Founding Investment Strategy [DELTA] / / Core Four [DELTA] / / American Growth Foundation Strategy [DELTA]                            HARTFORD FRANKLIN FOUNDING AMERICAN GROWTH CHECKS & BALANCES INVESTMENT STRATEGY FOUNDATION STRATEGY CORE FOUR [DELTA] [DELTA] [DELTA] [DELTA]                                 ---------------------------------------------------------------------------------------------------------------------------------- Hartford Capital Franklin Income American Funds Bond HLS American Funds Appreciation HLS Fund 33% Securities Fund 34% Fund 25% International HLS Fund 25% Hartford Dividend & Mutual Shares Securities American Funds Global Franklin Income Growth HLS Fund 33% Fund 33% Small Cap HLS Fund 10% Securities Fund 25% Hartford Total Return Templeton Growth American Funds Growth & Hartford Growth Bond HLS Fund 34% Securities Fund 33% Income HLS Fund 25% Opportunities HLS Fund 25% American Funds Growth HLS Hartford Total Return Fund 25% Bond HLS Fund 25% American Funds International HLS Fund 15%                                  A-LDR-08 (CW) HARTFORD LEADERS(R) ULTRA (Countrywide except AL, AZ, FL, MN, NY, NC & PA) Order #: HL-20287-2 Page 4 of 6                          Owner SSN/TIN          PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)                             % / / Balanced [DELTA] / / Moderate Growth [DELTA] / / Growth [DELTA] / / Enhanced Growth                            MODERATE GROWTH BALANCED [DELTA] [DELTA] GROWTH [DELTA] ENHANCED GROWTH                                 ---------------------------------------------------------------------------------------------------------------------------------- AIM V.I. International AIM V.I. International AIM V.I. International AIM V.I. International Growth Fund 3% Growth Fund 4% Growth

Fund 3% Growth Fund 4% AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS International Value International Value International Value International Value Portfolio 3% Portfolio 4% Portfolio 3% Portfolio 4% American Funds Bond HLS American Funds Bond HLS American Funds Growth HLS American Funds Growth HLS Fund 10% Fund 7% Fund 6% Fund 6% American Funds Growth HLS American Funds Growth HLS American Funds American Funds Fund 4% Fund 5% International HLS Fund 5% International HLS Fund 5% American Funds American Funds Fidelity VIP Mid Cap Fidelity VIP Mid Cap International HLS Fund 4% International HLS Fund 5% Portfolio 2% Portfolio 3% Fidelity VIP Mid Cap Fidelity VIP Mid Cap Franklin Small Cap Value Franklin Small Cap Value Portfolio 3% Portfolio 3% Securities Fund 2% Securities Fund 3% Franklin Strategic Income Franklin Small Cap Value Franklin Strategic Income Franklin Strategic Income Securities Fund 10% Securities Fund 2% Securities Fund 8% Securities Fund 5% Hartford Capital Franklin Strategic Income Hartford Capital Hartford Capital Appreciation HLS Fund 5% Securities Fund 9% Appreciation HLS Fund 7% Appreciation HLS Fund 8% Hartford Disciplined Hartford Capital Hartford Disciplined Hartford Disciplined Equity HLS Fund 7% Appreciation HLS Fund 6% Equity HLS Fund 9% Equity HLS Fund 10% Hartford Growth Hartford Disciplined Hartford Growth Hartford Growth Opportunities HLS Fund 4% Equity HLS Fund 8% Opportunities HLS Fund 5% Opportunities HLS Fund 6% Hartford Total Return Hartford Growth Hartford International Hartford International Bond HLS Fund 10% Opportunities HLS Fund 5% Opportunities HLS Fund 4% Opportunities HLS Fund 4% Lord Abbett Hartford Total Return Hartford Total Return Hartford Total Return Bond-Debenture Portfolio 5% Bond HLS Fund 10% Bond HLS Fund 10% Bond HLS Fund 7% Lord Abbett Bond- Lord Abbett Bond- Lord Abbett Bond- MFS Value Series 4% Debenture Portfolio 5% Debenture Portfolio 5% Debenture Portfolio 3% MTB Large Cap Growth Fund II 3% MFS Value Series 5% MFS Value Series 6% MFS Value Series 7% MTB Large Cap Value Fund MTB Large Cap Growth Fund MTB Large Cap Growth Fund MTB Large Cap Growth Fund II 3% II 3% II 4% II 4% Mutual Shares Securities MTB Large Cap Value Fund MTB Large Cap Value Fund MTB Large Cap Value Fund Fund 4% II 3% II 4% II 4% Oppenheimer Main Street Mutual Shares Securities Mutual Shares Securities Mutual Shares Securities Small Cap Fund/VA 3% Fund 5% Fund 5% Fund 6% Putnam VT Diversified Oppenheimer Main Street Oppenheimer Main Street Oppenheimer Main Street Income Fund 10% Small Cap Fund/VA 2% Small Cap Fund/VA 3% Small Cap Fund/VA 4% Templeton Global Income Putnam VT Diversified Putnam VT Diversified Putnam VT Diversified Securities Fund 5% Income Fund 9% Income Fund 7% Income Fund 5% Van Kampen UIF Mid Cap Van Kampen UIF Mid Cap Growth Portfolio 2% Growth Portfolio 2%          * When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.                 12. SPECIAL REMARKS --------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------------------------------------------------------                          13. OWNER(S) ACKNOWLEDGEMENTS (All questions in this Section MUST be completed) --------------------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you have an existing annuity or life insurance policy? / / No / / Yes - Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / No / / Yes - Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?          / / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you. THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED. NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies. DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.                         A-LDR-08 (CW) HARTFORD LEADERS(R) ULTRA

(Countrywide except AL, AZ, FL, MN, NY, NC & PA) Order #: HL-20287-2 Page 5 of 6                          Owner SSN/TIN          KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime. MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits. NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES. NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony. PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity. I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 1 or Section 2. The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation. Signed at: / / ------------ --------------- State* Date                     --------------------------------------------------------------------------------------------------------------------------- Contract Owner Signature (Trustee/Custodian, if Joint Contract Owner Signature (If applicable) applicable)          * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.                 14. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS --------------------------------------------------------------------------------------------                          / / No / / Yes - Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts? / / No / / Yes - Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.                          ------------------------------------------- Licensed Agent Signature                                  First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------- Street Address City State ZIP -------------------------------------------------------------------------------------------------------------------------- Broker/Dealer Licensed Agent SSN Broker/Dealer Client Account Number -------------------------------------------------------------------------------------------------------------------------- Business Telephone Number Fax Number Email Address --------------------------------------------------------------------------------------------------------------------------                          SELECT PROGRAM * Hartford Leaders(R) Ultra: / / A / / B / / C -------------------------------------------------------------------------------------------------------------------------------          * CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)                         A-LDR-08 (CW) HARTFORD LEADERS(R) ULTRA (Countrywide except AL, AZ, FL, MN, NY, NC & PA) Order #: HL-20287-2 Page 6 of 6                          HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina & CW Pennsylvania) ------------------------------------------------------------------------------------------------------------------------------                                  REQUEST FOR VARIABLE ANNUITY U.S.P.S.-First The Hartford - IPS Class or P.O. Box 5085 Express-Mail to: Hartford, CT 06102-5085 / / Hartford Life Insurance Company / / Hartford Life and Annuity Insurance Company [LOGO] Private Express The Hartford - IPS THE HARTFORD Mail: 1 Griffin Road North COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS Windsor, CT 06095-1512 "HARTFORD LIFE".                                                  1. CONTRACT OWNER (REQUIRED) ------------------------------------------------------------------------------------------------------------------------------------ Ownership Type: / / Individual / / Trust* / / CRT* / / UGMA / / UTMA / / NRA* / / Corporation* (Select only ONE) / / Other *Additional forms may be required ------------------------------------------------------------------------------------------------------------------------------------                                              / / Mr. / / Mrs. / / Ms. Gender: / / M / / F NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship. ----------------------------------------------------------------------------------------------------------------------------------                              First Name MI Last Name ---------------------------------------------------------------------------------------------------------------------------------- Additional Owner Information (e.g., Email Address Name of Trust/Corporation) ---------------------------------------------------------------------------------------------------------------------------------- Social Security

Number/TIN Date of Birth Daytime Telephone Number ---------------------------------------------------------------------------------------------------------------------------------- Residential Address - (Permanent City State ZIP Physical Address, No P.O. Box) ---------------------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from City State ZIP above) ----------------------------------------------------------------------------------------------------------------------------------                          2. JOINT CONTRACT OWNER (If any) ----------------------------------------------------------------------------------------------------------------------------------                                      / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number --------------------------------------------------------------------------------------------------------------------------------                          Relationship to Contract Owner NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship. ----------------------------------------------------------------------------------------------------------------------------------                          3. ANNUITANT (Required if different from Contract Owner) -------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Daytime Telephone Number --------------------------------------------------------------------------------------------------------------------------------                              Residential Address - (Permanent Physical Address, No P.O. Box) City State ZIP --------------------------------------------------------------------------------------------------------------------------------- Mailing Address (If different from above) City State ZIP --------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner ---------------------------------------------------------------------------------------------------------------------------------                          4. CONTINGENT ANNUITANT (If any) ----------------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Relationship to Contract Owner --------------------------------------------------------------------------------------------------------------------------------                                  A-EDG-08 (CW) HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL, Order #: HL-20263-2 Page 1 of 6 MN, NY, NC & PA)                          Owner SSN/TIN                          5. BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.) -------------------------------------------------------------------------------------------------------------------------                                      / / Primary % First Name MI Last Name --------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN --------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % --------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN --------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % --------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN ---------------------------------------------------------------------------------------------------------------------------------          Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.                 6. PLAN TYPE OF NEW CONTRACT (REQUIRED - Complete either Section A or Section B) --------------------------------------------------------------------------------------------------------------------                              A. NON-QUALIFIED / / Non-Qualified New Purchase / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $ ---------------------------------------------------------------------------------------------------------------------------- B. QUALIFIED / / New Contribution for tax year / / Transfer / / Rollover ----------------------------------------------------------------------------------------------------------------------------                          Please select ONE plan type listed below -------------------------------------------------------------------------------------------------------------------------- INDIVIDUALLY OWNED EMPLOYER PLAN - ALLOCATED

--------------------------------------------------------------------------------------------------------------------------                                          / / Traditional IRA / / Roth IRA / / SEP IRA / / 401(k) / / 401(a) / / Keogh/HR-10 / / Custodial IRA / / Individual 401(k) / / SIMPLE IRA (Non-DFI only) / / Other: ----------------------------------------------------------------------------------------------------------------------------------                              7. PREMIUM PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY) $ ----------------------------------------------------------------------------------------------------------------------------                              8. ESTIMATED EXCHANGE/TRANSFER AMOUNT (If applicable) $ ----------------------------------------------------------------------------------------------------------------------------                          9. OPTIONAL DEATH BENEFIT ELECTION ------------------------------------------------------------------------------------------------------------------------------------          You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts. Please refer to the prospectus for complete details. / / MAV PLUS / / MAXIMUM ANNIVERSARY VALUE (NOT AVAILABLE IN WA) (AVAILABLE ONLY IN WA)                 10. OPTIONAL WITHDRAWAL BENEFIT ELECTION (Select ONE only. Please refer to the prospectus for complete details.) --------------------------------------------------------------------------------------------------------------------------                          THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS*+ THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE / / SINGLE LIFE / / JOINT/SPOUSAL NOT APPROVED THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS. THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS*+ THE HARTFORD'S LIFETIME INCOME BUILDER II*+ IMPORTANT: Must select ONLY from the investment / / SINGLE LIFE / / JOINT/SPOUSAL options with the [DELTA] symbol in section 11. / / SINGLE LIFE / / JOINT/SPOUSAL THE HARTFORD'S LIFETIME INCOME FOUNDATION*+ / / THE HARTFORD'S PRINCIPAL FIRST* / / SINGLE LIFE / / JOINT/SPOUSAL          * Additional charges and how they are assessed vary by rider. + Separate Death Benefits apply. May not be available in all states.                         A-EDG-08 (CW) HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL, Order #: HL-20263-2 Page 2 of 6 MN, NY, NC & PA)                          Owner SSN/TIN                          11. INVESTMENT SELECTION (REQUIRED - Use whole percentages only) ---------------------------------------------------------------------------------------------------------------------          IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in Section 10, you must choose from the following investment options indicated by the [DELTA] symbol. CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period. / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer. / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below. A INVESTMENT SUMMARY                     Dollar Cost Averaging % (Complete Section 11B and 11D or 11E) Fixed Accumulation Feature % (Complete Section 11C) Sub-Accounts % (Complete Section 11D - Unavailable if Asset Allocation Model is selected) Asset Allocation Model % (Complete Section 11E - Unavailable if Sub-Accounts are selected) TOTAL - 100% (MUST EQUAL 100%)          B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)** DCA allocations must be made in Section 11D or 11E. Provide the complete instructions for the DCA below. Initial Allocation                     % 6-Month DCA [DELTA] Duration: months (between 3-6) / / check if rate lock* Estimated dollar amount $ % 12-Month DCA [DELTA] Duration: months (between 7-12) / / check if rate lock* Estimated dollar amount $          * A RATE LOCK ONLY APPLIES TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. ** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM. C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL) Initial Allocation INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*                     % Fixed Accumulation Feature / / Yes Estimated dollar amount $ [DELTA]+          + NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 10. * A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. D SUB-ACCOUNT ALLOCATION SELECTION - The DCA allocation is only required if enrolling in the DCA program in Section 11B. SUB-ACCOUNTS                   INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % AIM V.I.

Capital Appreciation Fund % % American Funds Global Growth Fund % % AIM V.I. Capital Development Fund % % American Funds Global Small Capitalization Fund % % AIM V.I. Core Equity Fund % % American Funds Growth Fund % % AIM V.I. International Growth Fund % % American Funds Growth-Income Fund % % AIM V.I. Small Cap Equity Fund % % American Funds International Fund % % AllianceBernstein VPS Balanced % % American Funds New World Fund Wealth Strategy Portfolio [DELTA] % % AllianceBernstein VPS International % % Fidelity VIP Contrafund Portfolio Growth Portfolio % % AllianceBernstein VPS International % % Fidelity VIP Dynamic Capital Value Portfolio Appreciation Portfolio % % AllianceBernstein VPS Small/Mid-Cap % % Fidelity VIP Growth Portfolio Value Portfolio % % AllianceBernstein VPS Value % % Fidelity VIP Mid Cap Portfolio Portfolio % % American Funds Asset Allocation Fund % % Fidelity VIP Value Strategies Portfolio % % American Funds Blue Chip Income and % % Franklin Flex Cap Growth Securities Growth Fund Fund % % American Funds Bond Fund % % Franklin Income Securities Fund [DELTA] % % American Funds Global Bond Fund % % Franklin Small Cap Value Securities Fund % % American Funds Global Growth & % % Franklin Small-Mid Cap Growth Income Fund Securities Fund                                  A-EDG-08 (CW) HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL, Order #: HL-20263-2 Page 3 of 6 MN, NY, NC, & PA)                          Owner SSN/TIN                            INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ---------------------------------------------------------------------------------------------------------------------------------- % % Franklin Strategic Income Securities % % Lord Abbett Growth & Income Fund Portfolio % % Hartford Advisers HLS Fund [DELTA] % % MFS Growth Series % % Hartford Capital Appreciation HLS % % MFS Investors Trust Series Fund % % Hartford Disciplined Equity HLS Fund % % MFS Research Bond Series % % Hartford Dividend and Growth HLS % % MFS Total Return Series [DELTA] Fund % % Hartford Equity Income HLS Fund % % MFS Value Series % % Hartford Fundamental Growth HLS Fund % % Mutual Discovery Securities Fund % % Hartford Global Equity HLS Fund % % Mutual Shares Securities Fund % % Hartford Global Growth HLS Fund % % Oppenheimer Capital Appreciation Fund/VA % % Hartford Growth HLS Fund % % Oppenheimer Global Securities Fund/VA % % Hartford Growth Opportunities HLS % % Oppenheimer Main Street Fund/ VA Fund % % Hartford High Yield HLS Fund % % Oppenheimer Main Street Small Cap Fund/VA % % Hartford International Growth HLS % % Oppenheimer Value Fund/VA Fund % % Hartford International Opportunities % % Putnam VT Diversified Income Fund HLS Fund % % Hartford LargeCap Growth HLS Fund % % Putnam VT Global Asset Allocation Fund % % Hartford MidCap Growth HLS Fund % % Putnam VT International Equity Fund % % Hartford Money Market HLS Fund % % Putnam VT International Growth & [DELTA] Income Fund % % Hartford Small Cap Growth HLS Fund % % Putnam VT Small Cap Value Fund % % Hartford Small Company HLS Fund % % Templeton Developing Markets Securities Fund % % Hartford Stock HLS Fund % % Templeton Foreign Securities Fund % % Hartford Total Return Bond HLS Fund % % Templeton Global Income Securities Fund % % Hartford U.S. Government Securities % % Templeton Growth Securities Fund HLS Fund % % Hartford Value HLS Fund % % Van Kampen LIT Growth and Income Portfolio % % Hartford Value Opportunities HLS % % Van Kampen UIF Mid Cap Growth Fund Portfolio % % Lord Abbett America's Value % % Van Kampen UIF U.S. Mid Cap Value Portfolio [DELTA] Portfolio % % Lord Abbett Bond-Debenture Portfolio          CUSTOM ASSET ALLOCATION PROGRAM (AA) / / Check here if you would like your sub-account allocations to rebalance:                                 Day of Month (1st-28th) Rebalancing Frequency: / / Monthly / / Quarterly / / Semi-Annually / / Annually          E ASSET ALLOCATION MODEL SELECTION YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY. INVESTMENT STRATEGIES                     % / / Hartford Checks & Balances [DELTA] / / Franklin Founding Investment Strategy [DELTA] / / Core Four [DELTA] / / American Growth Foundation Strategy [DELTA]                            HARTFORD FRANKLIN FOUNDING AMERICAN GROWTH CHECKS & BALANCES INVESTMENT STRATEGY FOUNDATION STRATEGY CORE FOUR [DELTA] [DELTA] [DELTA] [DELTA]                                 --------------------------------------------------------------------------------------------------------------------------------- Hartford Capital Franklin Income American Funds Bond American Funds Appreciation HLS Fund 33% Securities Fund 34% Fund 25% International Fund 25% Hartford Dividend & Mutual Shares Securities American Funds Global Franklin Income Growth HLS Fund 33% Fund 33% Small Cap Fund 10% Securities Fund 25% Hartford Total Return Templeton Growth American Funds Growth & Hartford Growth Bond HLS Fund 34% Securities Fund 33% Income Fund 25% Opportunities HLS Fund 25% American Funds Growth Hartford Total Return Fund 25% Bond HLS Fund 25% American Funds International Fund 15%          PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)                             % / / Balanced: Growth & Income [DELTA] / / Balanced Towards Growth [DELTA] / / Growth Focus / / All-Equity Focus / / Balanced [DELTA] / / Moderate Growth [DELTA] / / Growth [DELTA] / / Enhanced Growth                            BALANCED: GROWTH & BALANCED TOWARDS GROWTH INCOME [DELTA] [DELTA] GROWTH FOCUS ALL-EQUITY FOCUS                                 ----------------------------------------------------------------------------------------------------------------------- American Funds Bond American Funds Bond American Funds Bond American Funds Growth- Fund 20% Fund 15% Fund 10% Income Fund 10%

American Funds International American Funds American Funds Growth- American Funds Fund 5% International Fund 5% Income Fund 10% International Fund 5% Franklin Strategic Franklin Strategic American Funds Hartford Capital Income Securities Fund 5% Income Securities Fund 5% International Fund 5% Appreciation HLS Fund 15% Hartford Capital Hartford Capital Franklin Strategic Hartford Growth HLS Appreciation HLS Fund 5% Appreciation HLS Fund 10% Income Securities Fund 5% Fund 10% Hartford Growth HLS Hartford Growth HLS Hartford Capital Fund 5% Fund 5% Appreciation HLS Fund 10% MFS Value Series 15% Hartford Total Return Hartford Total Return Hartford Growth HLS Mutual Shares Bond HLS Fund 20% Bond HLS Fund 10% Fund 10% Securities Fund 10% Oppenheimer Main Street Small Cap MFS Value Series 10% MFS Value Series 15% MFS Value Series 10% Fund/VA 5% Mutual Shares Mutual Shares Mutual Shares Van Kampen LIT Growth Securities Fund 10% Securities Fund 10% Securities Fund 10% and Income Portfolio 15% Oppenheimer Main Van Kampen LIT Growth Van Kampen LIT Growth Street Small Cap Van Kampen UIF Mid Cap and Income Portfolio 15% and Income Portfolio 15% Fund/VA 5% Growth Portfolio 10% Van Kampen UIF U.S. Van Kampen UIF Mid Cap Van Kampen UIF Mid Cap Van Kampen LIT Growth Mid Cap Value Growth Portfolio 5% Growth Portfolio 5% and Income Portfolio 15% Portfolio 5% Van Kampen UIF U.S. Mid Van Kampen UIF Mid Cap Cap Value Portfolio 5% Growth Portfolio 5% Van Kampen UIF U.S. Mid Cap Value Portfolio 5%                                  A-EDG-08 (CW) HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL, Order #: HL-20263-2 Page 4 of 6 MN, NY, NC & PA)                          Owner SSN/TIN                            MODERATE GROWTH BALANCED [DELTA] [DELTA] GROWTH [DELTA] ENHANCED GROWTH                                 ---------------------------------------------------------------------------------------------------------------------------------- AIM V.I. International AIM V.I. International AIM V.I. International AIM V.I. International Growth Fund 3% Growth Fund 4% Growth Fund 3% Growth Fund 4% AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS International Value International Value International Value International Value Portfolio 3% Portfolio 4% Portfolio 3% Portfolio 4% American Funds Growth American Funds Growth American Funds Bond Fund 10% American Funds Bond Fund 7% Fund 8% Fund 8% American Funds Growth American Funds Growth American Funds American Funds Fund 6% Fund 7% International Fund 5% International Fund 5% American Funds American Funds Fidelity VIP Mid Cap Fidelity VIP Mid Cap International Fund 4% International Fund 5% Portfolio 2% Portfolio 3% Fidelity VIP Mid Cap Fidelity VIP Mid Cap Franklin Small Cap Value Franklin Small Cap Value Portfolio 3% Portfolio 3% Securities Fund 2% Securities Fund 3% Franklin Strategic Income Franklin Small Cap Value Franklin Strategic Income Franklin Strategic Income Securities Fund 10% Securities Fund 2% Securities Fund 8% Securities Fund 5% Hartford Capital Franklin Strategic Income Hartford Capital Hartford Capital Appreciation HLS Fund 5% Securities Fund 9% Appreciation HLS Fund 7% Appreciation HLS Fund 8% Hartford Disciplined Hartford Capital Hartford Disciplined Hartford Disciplined Equity HLS Fund 7% Appreciation HLS Fund 6% Equity HLS Fund 9% Equity HLS Fund 10% Hartford Growth Hartford Disciplined Hartford Growth Hartford Growth Opportunities HLS Fund 5% Equity HLS Fund 8% Opportunities HLS Fund 7% Opportunities HLS Fund 8% Hartford Total Return Hartford Growth Hartford International Hartford International Bond HLS Fund 10% Opportunities HLS Fund 6% Opportunities HLS Fund 4% Opportunities HLS Fund 4% Lord Abbett Hartford Total Return Hartford Total Return Hartford Total Return Bond-Debenture Portfolio 5% Bond HLS Fund 10% Bond HLS Fund 10% Bond HLS Fund 7% Lord Abbett Bond- Lord Abbett Bond- Lord Abbett Bond- MFS Value Series 6% Debenture Portfolio 5% Debenture Portfolio 5% Debenture Portfolio 3% Mutual Shares Securities Fund 5% MFS Value Series 7% MFS Value Series 8% MFS Value Series 9% Oppenheimer Main Street Mutual Shares Securities Mutual Shares Securities Mutual Shares Securities Small Cap Fund/VA 3% Fund 6% Fund 7% Fund 8% Putnam VT Diversified Oppenheimer Main Street Oppenheimer Main Street Oppenheimer Main Street Income Fund 10% Small Cap Fund/VA 2% Small Cap Fund/VA 3% Small Cap Fund/VA 4% Templeton Global Income Putnam VT Diversified Putnam VT Diversified Putnam VT Diversified Securities Fund 5% Income Fund 9% Income Fund 7% Income Fund 5% Van Kampen UIF Mid Cap Van Kampen UIF Mid Cap Growth Portfolio 2% Growth Portfolio 2%          * When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.                 12. RIGHTS OF ACCUMULATION (If applicable) --------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------- 13. SPECIAL REMARKS --------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------------------------------------------------------------                          14. OWNER(S) ACKNOWLEDGEMENTS (All questions in this Section MUST be completed) ---------------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you have an existing annuity or life insurance policy? / / No / / Yes - Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / No / / Yes - Have you purchased another deferred annuity issued by Hartford Life during the current calendar year?          / / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you. THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING

STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED. NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies. DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.                         A-EDG-08 (CW) HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL, Order #: HL-20263-2 Page 5 of 6 MN, NY, NC & PA)                          Owner SSN/TIN          KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime. MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits. NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES. NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony. PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity. I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3. The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation. Signed at: / / ------------ --------------- State* Date                     --------------------------------------------------------------------------------------------------------------------------- Contract Owner Signature (Trustee/Custodian, if Joint Contract Owner Signature (If applicable) applicable)          * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.                 15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS ------------------------------------------------------------------------------------------------------------------------------------                          / / No / / Yes - Do you, as agent, have reason to believe the applicant has existing individual life insurance policies or individual annuity contracts? / / No / / Yes - Do you, as agent, have reason to believe the contract requested will replace existing annuities or insurance? If yes, please complete any applicable state replacement forms.                          ------------------------------ Licensed Agent Signature                                  First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Street Address City State ZIP -------------------------------------------------------------------------------------------------------------------------------- Broker/Dealer Licensed Agent SSN Broker/Dealer Client Account Number -------------------------------------------------------------------------------------------------------------------------------- Business Telephone Number Fax Number Email Address --------------------------------------------------------------------------------------------------------------------------------                                  A-EDG-08 (CW) HARTFORD LEADERS(R) FOUNDATION EDGE (Countrywide except AL, AZ, FL, Order #: HL-20263-2 Page 6 of 6 MN, NY, NC & PA)                          HARTFORD LEADERS(R) FOUNDATION (Countrywide except Alabama, Arizona, Florida, Minnesota, New York, North Carolina, CW & Pennsylvania)

-------------------------------------------------------------------------------------------------------------------------                                  REQUEST FOR VARIABLE ANNUITY U.S.P.S.-First The Hartford - IPS Class or P.O. Box 5085 Express-Mail to: Hartford, CT 06102-5085 / / Hartford Life Insurance Company / / Hartford Life and Annuity Insurance Company [LOGO] Private Express The Hartford - IPS THE HARTFORD Mail: 1 Griffin Road North COMPANY CHECKED ABOVE IS REFERENCED TO HEREIN AS "HARTFORD Windsor, CT 06095-1512 LIFE".                                                  1. CONTRACT OWNER (REQUIRED) ------------------------------------------------------------------------------------------------------------------------------------ Ownership Type: / / Individual / / Trust* / / CRT* / / UGMA / / UTMA / / NRA* / / Corporation* (Select only ONE) / / Other *Additional forms may be required ------------------------------------------------------------------------------------------------------------------------------------                                              / / Mr. / / Mrs. / / Ms. Gender: / / M / / F NON-U.S. CITIZEN: (REQUIRED) If owner is a Non-U.S. citizen, specify country of citizenship. ----------------------------------------------------------------------------------------------------------------------------------                              First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------ Additional Owner Information (e.g., Name Email Address of Trust/Corporation) ------------------------------------------------------------------------------------------------------------------------ Social Security Number/TIN Date of Birth Daytime Telephone Number ------------------------------------------------------------------------------------------------------------------------ Residential Address - (Permanent City State ZIP Physical Address, No P.O. Box) ------------------------------------------------------------------------------------------------------------------------ Mailing Address (If different from City State ZIP above) ------------------------------------------------------------------------------------------------------------------------                          2. JOINT CONTRACT OWNER (If any) ----------------------------------------------------------------------------------------------------------------------                                      / / Mr. / / Mrs. / / Ms. First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------------ Gender: / / M / / F Date of Birth Social Security Number ------------------------------------------------------------------------------------------------------------------------------                          Relationship to Contract Owner NON-U.S. CITIZEN: (REQUIRED) If joint owner is a Non-U.S. citizen, specify country of citizenship. -------------------------------------------------------------------------------------------------------------------------                          3. ANNUITANT (Required if different from Contract Owner) --------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Daytime Telephone Number --------------------------------------------------------------------------------------------------------------------------------                              Residential Address - (Permanent Physical Address, City State ZIP No P.O. Box) ------------------------------------------------------------------------------------------------------------------------ Mailing Address (If different from above) City State ZIP ------------------------------------------------------------------------------------------------------------------------ Relationship to Contract Owner ------------------------------------------------------------------------------------------------------------------------                          4. CONTINGENT ANNUITANT (If any) --------------------------------------------------------------------------------------------------------------------------                                          / / Mr. / / Mrs. / / Ms. First Name MI Last Name -------------------------------------------------------------------------------------------------------------------------------- Gender: / / M / / F Date of Birth Social Security Number Relationship to Contract Owner --------------------------------------------------------------------------------------------------------------------------------                                  A-LDR-08 (CW) HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY, Order #: HL-20259-2 Page 1 of 6 NC & PA)                          Owner SSN/TIN                          5. BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach separate sheet for additional beneficiaries.) -------------------------------------------------------------------------------------------------------------------------                                      Primary % First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN ------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % ------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN

------------------------------------------------------------------------------------------------------------------------------- / / Primary First Name MI Last Name / / Contingent % ------------------------------------------------------------------------------------------------------------------------------- Relationship to Contract Owner Date of Birth Social Security Number/TIN -------------------------------------------------------------------------------------------------------------------------------          Providing your beneficiary's Social Security Number/TIN will help to expedite beneficiary claims and will ensure that the company can identify the proper beneficiary.                 6. PLAN TYPE OF NEW CONTRACT (REQUIRED - Complete either Section A or Section B) --------------------------------------------------------------------------------------------------------------------------                              A. NON-QUALIFIED / / Non-Qualified New Purchase / / 1035(a) Tax-Free Exchange - Provide Tax Cost Basis $ ---------------------------------------------------------------------------------------------------------------------------- B. QUALIFIED / / New Contribution for tax year / / Transfer / / Rollover ----------------------------------------------------------------------------------------------------------------------------                          Please select ONE plan type listed below -------------------------------------------------------------------------------------------------------------------------- INDIVIDUALLY OWNED EMPLOYER PLAN - ALLOCATED --------------------------------------------------------------------------------------------------------------------------                                          / / Traditional IRA / / Roth IRA / / SEP IRA / / 401(k) / / 401(a) / / Keogh/HR-10 / / Custodial IRA / / Individual 401(k) / / SIMPLE IRA (Non-DFI only) / / Other: ----------------------------------------------------------------------------------------------------------------------------------                              7. PREMIUM PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY) $ -------------------------------------------------------------------------------------------------------------------------------                              8. ESTIMATED EXCHANGE/TRANSFER AMOUNT (If applicable) $ -------------------------------------------------------------------------------------------------------------------------------                          9. OPTIONAL DEATH BENEFIT ELECTION ---------------------------------------------------------------------------------------------------------------------------          You will receive a Standard Death Benefit with the purchase of your contract at no additional charge. You can also elect an Optional Death Benefit which is available to purchasers AGE 75 OR YOUNGER (oldest of Owners and Annuitant). There will be an additional annual charge deducted on a daily basis until we begin to make annuity payouts. Please refer to the prospectus for complete details. / / MAV PLUS / / MAXIMUM ANNIVERSARY VALUE (NOT AVAILABLE IN WA) (AVAILABLE ONLY IN WA)                 10. OPTIONAL WITHDRAWAL BENEFIT ELECTION (Select ONE only. Please refer to the prospectus for complete details.) --------------------------------------------------------------------------------------------------------------------------                          THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS* + THESE FEATURES ARE ONLY AVAILABLE IN STATES THAT HAVE / / SINGLE LIFE / / JOINT/SPOUSAL NOT APPROVED THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS. THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS* + THE HARTFORD'S LIFETIME INCOME BUILDER II*+ IMPORTANT: Must select ONLY from the investment options with the / / SINGLE LIFE / / JOINT/SPOUSAL [DELTA] symbol in section 11. / / SINGLE LIFE / / JOINT/SPOUSAL THE HARTFORD'S LIFETIME INCOME FOUNDATION*+ / / THE HARTFORD'S PRINCIPAL FIRST* / / SINGLE LIFE / / JOINT/SPOUSAL          * Additional charges and how they are assessed vary by rider. + Separate Death Benefits apply. May not be available in all states.                         A-LDR-08 (CW) HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY, Order #: HL-20259-2 Page 2 of 6 NC & PA)                          Owner SSN/TIN                          11. INVESTMENT SELECTION (REQUIRED - Use whole percentages only) ---------------------------------------------------------------------------------------------------------------------          IMPORTANT: If you selected The Hartford's Lifetime Income Builder Portfolios in Section 10, you must choose from the following investment options indicated by the [DELTA] symbol. CALIFORNIA SENIOR PROTECTION PROGRAM - If you are a resident of California, and are age 60 or over, you are eligible to defer investment of your premiums into the variable Sub-Accounts during the right to cancel period. If you choose to defer, your premiums will be invested in the Money Market Fund Sub-Account during this period. / / I/we wish to defer my/our premiums being invested into the variable sub-accounts provided below. I/we understand that the Asset Allocation Models are not available because I/we have chosen to defer. / / I/we wish to immediately invest my/our premiums into the variable sub-accounts as indicated below. A INVESTMENT SUMMARY                     Dollar Cost Averaging % (Complete Section 11B and 11D or 11E) Fixed Accumulation Feature % (Complete Section 11C) Sub-Accounts % (Complete Section 11D - Unavailable if Asset Allocation Model is selected) Asset Allocation Model % (Complete Section 11E - Unavailable if Sub-Accounts are selected) TOTAL - 100% (MUST EQUAL 100%)          B DOLLAR COST AVERAGING (DCA) PLUS PROGRAM (OPTIONAL)** DCA allocations must be made in Section 11D or 11E. Provide the complete instructions for the DCA below. Initial Allocation                     % 6-Month DCA [DELTA] Duration: months (between 3-6) / / check if rate lock* Estimated dollar amount $ % 12-Month DCA [DELTA] Duration: months (between 7-12) / / check if rate lock* Estimated dollar amount $          * A RATE LOCK ONLY APPLIES

TO 1035(A) EXCHANGE/TRANSFER BUSINESS. A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. ** NOT AVAILABLE IF DEFERRAL ELECTED WITHIN THE CALIFORNIA SENIOR PROTECTION PROGRAM. HARTFORD LIFE WILL CALCULATE THE MONTHLY TRANSFER AMOUNT. AT THE END OF THE PROGRAM TERM, THERE WILL BE A FINAL MONTHLY TRANSFER OF THE ENTIRE AMOUNT REMAINING IN THE PROGRAM. C FIXED ACCUMULATION FEATURE ENROLLMENT (OPTIONAL - Only available for Hartford Leaders(R) product.) Initial Allocation INTEREST RATE LOCK-1035(A) EXCHANGE/TRANSFER*                     % Fixed Accumulation Feature / / Yes Estimated dollar amount $ [DELTA]+          + NOT AVAILABLE IN IL OR WA IF ANY OF THE HARTFORD'S LIFETIME INCOME RIDERS ARE ELECTED IN SECTION 10. * A RATE LOCK WILL LOCK IN THE INTEREST RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THIS FORM. PLEASE DO NOT WRITE IN A RATE. IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE THE RATE IN EFFECT AT THE TIME HARTFORD LIFE RECEIVES THE PREMIUM. D SUB-ACCOUNT ALLOCATION SELECTION - The DCA allocation is only required if enrolling in the DCA program in Section 11B. SUB-ACCOUNTS                   INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ------------------------------------------------------------------------------------------------------------------------------ % % AIM V.I. Capital Appreciation Fund % % American Funds Blue Chip Income and Growth Fund % % AIM V.I. Capital Development Fund % % American Funds Bond Fund % % AIM V.I. Core Equity Fund % % American Funds Global Bond Fund % % AIM V.I. International Growth Fund % % American Funds Global Growth & Income Fund % % AIM V.I. Small Cap Equity Fund % % American Funds Global Growth Fund % % AllianceBernstein VPS Balanced % % American Funds Global Small Wealth Strategy Portfolio [DELTA] Capitalization Fund % % AllianceBernstein VPS % % American Funds Growth Fund International Growth Portfolio % % AllianceBernstein VPS % % American Funds Growth-Income Fund International Value Portfolio % % AllianceBernstein VPS Small/Mid- % % American Funds International Fund Cap Value Portfolio % % AllianceBernstein VPS Value % % American Funds New World Fund Portfolio % % American Funds Asset Allocation % % Fidelity VIP Contrafund Portfolio Fund                                  A-LDR-08 (CW) HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY, Order #: HL-20259-2 Page 3 of 6 NC & PA)                          Owner SSN/TIN                            INITIAL DCA INITIAL DCA ALLOCATION % ALLOCATION % ALLOCATION % ALLOCATION %                         ------------------------------------------------------------------------------------------------------------------------------ % % Fidelity VIP Dynamic Capital % % Hartford Value HLS Fund Appreciation Portfolio % % Fidelity VIP Growth Portfolio % % Hartford Value Opportunities HLS Fund % % Fidelity VIP Mid Cap Portfolio % % Lord Abbett America's Value Portfolio [DELTA] % % Fidelity VIP Value Strategies % % Lord Abbett Bond-Debenture Portfolio Portfolio % % Franklin Flex Cap Growth % % Lord Abbett Growth & Income Securities Fund Portfolio % % Franklin Income Securities Fund % % MFS Growth Series [DELTA] % % Franklin Small Cap Value % % MFS Investors Trust Series Securities Fund % % Franklin Small-Mid Cap Growth % % MFS Research Bond Series Securities Fund % % Franklin Strategic Income % % MFS Total Return Series [DELTA] Securities Fund % % Hartford Advisers HLS Fund [DELTA] % % MFS Value Series % % Hartford Capital Appreciation HLS % % Mutual Discovery Securities Fund Fund % % Hartford Disciplined Equity HLS % % Mutual Shares Securities Fund Fund % % Hartford Dividend and Growth HLS % % Oppenheimer Capital Appreciation Fund Fund/VA % % Hartford Equity Income HLS Fund % % Oppenheimer Global Securities Fund/VA % % Hartford Fundamental Growth HLS % % Oppenheimer Main Street Fund/ VA Fund % % Hartford Global Equity HLS Fund % % Oppenheimer Main Street Small Cap Fund/VA % % Hartford Global Growth HLS Fund % % Oppenheimer Value Fund/VA % % Hartford Growth HLS Fund % % Putnam VT Diversified Income Fund % % Hartford Growth Opportunities HLS % % Putnam VT Global Asset Allocation Fund Fund % % Hartford High Yield HLS Fund % % Putnam VT International Equity Fund % % Hartford International Growth HLS % % Putnam VT International Growth & Fund Income Fund % % Hartford International % % Putnam VT Small Cap Value Fund Opportunities HLS Fund % % Hartford LargeCap Growth HLS Fund % % Templeton Developing Markets Securities Fund % % Hartford MidCap Growth HLS Fund % % Templeton Foreign Securities Fund % % Hartford Money Market HLS Fund % % Templeton Global Income Securities [DELTA] Fund % % Hartford Small Cap Growth HLS Fund % % Templeton Growth Securities Fund % % Hartford Small Company HLS Fund % % Van Kampen LIT Growth and Income Portfolio % % Hartford Stock HLS Fund % % Van Kampen UIF Mid Cap Growth Portfolio % % Hartford Total Return Bond HLS % % Van Kampen UIF U.S. Mid Cap Value Fund Portfolio % % Hartford U.S. Government Securities HLS Fund          CUSTOM ASSET ALLOCATION PROGRAM (AA) / / Check here if you would like your sub-account allocations to rebalance:                                 Day of Month (1st-28th) Rebalancing Frequency: / / Monthly / / Quarterly / / Semi-Annually / / Annually          E ASSET ALLOCATION MODEL SELECTION YOU MAY INVEST 100% IN ONE INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM). OR, YOU MAY COMBINE AN INVESTMENT STRATEGY OR PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) WITH THE FIXED ACCUMULATION FEATURE AND/OR DCA PLUS PROGRAM, PROVIDED THE TOTAL EQUALS 100%. PLEASE REVIEW THE INVESTMENT STRATEGIES AND PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM) DETAILS BELOW.* MODELS ARE REBALANCED QUARTERLY. INVESTMENT STRATEGIES                     % / / Hartford Checks & Balances [DELTA] / / Franklin Founding Investment Strategy [DELTA] / /

Core Four [DELTA] / / American Growth Foundation Strategy [DELTA]                            HARTFORD FRANKLIN FOUNDING AMERICAN GROWTH CHECKS & BALANCES INVESTMENT STRATEGY FOUNDATION STRATEGY CORE FOUR [DELTA] [DELTA] [DELTA] [DELTA]                                 ---------------------------------------------------------------------------------------------------------------------------------- Hartford Capital Franklin Income American Funds Bond American Funds Appreciation HLS Fund 33% Securities Fund 34% Fund 25% International Fund 25% Hartford Dividend & Mutual Shares Securities American Funds Global Franklin Income Growth HLS Fund 33% Fund 33% Small Cap Fund 10% Securities Fund 25% Hartford Total Return Templeton Growth American Funds Growth & Hartford Growth Bond HLS Fund 34% Securities Fund 33% Income Fund 25% Opportunities HLS Fund 25% American Funds Growth Hartford Total Return Fund 25% Bond HLS Fund 25% American Funds International Fund 15%                                  A-LDR-08 (CW) HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY, Order #: HL-20259-2 Page 4 of 6 NC & PA)                          Owner SSN/TIN          PORTFOLIO PLANNER ASSET ALLOCATION PROGRAM(SM)                             / / Balanced: Growth & / / Balanced Towards Growth / / Growth Focus / / All-Equity Focus % Income [DELTA] [DELTA] / / Balanced [DELTA] / / Moderate Growth [DELTA] / / Growth [DELTA] / / Enhanced Growth                            BALANCED: GROWTH & BALANCED TOWARDS INCOME [DELTA] GROWTH [DELTA] GROWTH FOCUS ALL-EQUITY FOCUS                                 ---------------------------------------------------------------------------------------------------------------------------------- American Funds Bond American Funds Bond American Funds Bond American Funds Growth- Fund 20% Fund 15% Fund 10% Income Fund 10% American Funds American Funds American Funds Growth- American Funds International Fund 5% International Fund 5% Income Fund 10% International Fund 5% Franklin Strategic Income Franklin Strategic Income American Funds Hartford Capital Securities Fund 5% Securities Fund 5% International Fund 5% Appreciation HLS Fund 15% Hartford Capital Hartford Capital Franklin Strategic Income Appreciation HLS Fund 5% Appreciation HLS Fund 10% Securities Fund 5% Hartford Growth HLS Fund 10% Hartford Capital Hartford Growth HLS Fund 5% Hartford Growth HLS Fund 5% Appreciation HLS Fund 10% MFS Value Series 15% Hartford Total Return Hartford Total Return Mutual Shares Securities Bond HLS Fund 20% Bond HLS Fund 10% Hartford Growth HLS Fund 10% Fund 10% Oppenheimer Main Street MFS Value Series 10% MFS Value Series 15% MFS Value Series 10% Small Cap Fund/VA 5% Mutual Shares Securities Mutual Shares Securities Mutual Shares Securities Van Kampen LIT Growth and Fund 10% Fund 10% Fund 10% Income Portfolio 15% Van Kampen LIT Growth and Van Kampen LIT Growth and Oppenheimer Main Street Van Kampen UIF Mid Cap Income Portfolio 15% Income Portfolio 15% Small Cap Fund/VA 5% Growth Portfolio 10% Van Kampen UIF Mid Cap Van Kampen UIF Mid Cap Van Kampen LIT Growth and Van Kampen UIF U.S. Mid Growth Portfolio 5% Growth Portfolio 5% Income Portfolio 15% Cap Value Portfolio 5% Van Kampen UIF U.S. Mid Van Kampen UIF Mid Cap Cap Value Portfolio 5% Growth Portfolio 5% Van Kampen UIF U.S. M id Cap Value Portfolio 5%                            MODERATE GROWTH BALANCED [DELTA] [DELTA] GROWTH [DELTA] ENHANCED GROWTH                                 ---------------------------------------------------------------------------------------------------------------------------------- AIM V.I. International AIM V.I. International AIM V.I. International AIM V.I. International Growth Fund 3% Growth Fund 4% Growth Fund 3% Growth Fund 4% AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS AllianceBernstein VPS International Value International Value International Value International Value Portfolio 3% Portfolio 4% Portfolio 3% Portfolio 4% American Funds Bond American Funds Bond American Funds Growth American Funds Growth Fund 10% Fund 7% Fund 8% Fund 8% American Funds Growth American Funds Growth American Funds American Funds Fund 6% Fund 7% International Fund 5% International Fund 5% American Funds American Funds Fidelity VIP Mid Cap Fidelity VIP Mid Cap International Fund 4% International Fund 5% Portfolio 2% Portfolio 3% Fidelity VIP Mid Cap Fidelity VIP Mid Cap Franklin Small Cap Value Franklin Small Cap Value Portfolio 3% Portfolio 3% Securities Fund 2% Securities Fund 3% Franklin Strategic Income Franklin Small Cap Value Franklin Strategic Income Franklin Strategic Income Securities Fund 10% Securities Fund 2% Securities Fund 8% Securities Fund 5% Hartford Capital Franklin Strategic Income Hartford Capital Hartford Capital Appreciation HLS Fund 5% Securities Fund 9% Appreciation HLS Fund 7% Appreciation HLS Fund 8% Hartford Disciplined Hartford Capital Hartford Disciplined Hartford Disciplined Equity HLS Fund 7% Appreciation HLS Fund 6% Equity HLS Fund 9% Equity HLS Fund 10% Hartford Growth Hartford Disciplined Hartford Growth Hartford Growth Opportunities HLS Fund 5% Equity HLS Fund 8% Opportunities HLS Fund 7% Opportunities HLS Fund 8% Hartford Total Return Hartford Growth Hartford International Hartford International Bond HLS Fund 10% Opportunities HLS Fund 6% Opportunities HLS Fund 4% Opportunities HLS Fund 4% Lord Abbett Hartford Total Return Hartford Total Return Hartford Total Return Bond-Debenture Portfolio 5% Bond HLS Fund 10% Bond HLS Fund 10% Bond HLS Fund 7% MFS Value Lord Abbett Bond- Lord Abbett Bond- Lord Abbett Bond- Series 6% Debenture Portfolio 5% Debenture Portfolio 5% Debenture Portfolio 3% Mutual Shares Securities MFS Value MFS Value MFS Value Fund 5% Series 7% Series 8% Series 9% Oppenheimer Main Street Mutual Shares Securities Mutual Shares Securities Mutual Shares Securities Small Cap Fund/VA 3% Fund 6% Fund 7% Fund 8% Putnam VT Diversified Oppenheimer Main Street Oppenheimer Main Street Oppenheimer Main Street Income Fund 10% Small Cap Fund/VA 2% Small Cap Fund/VA 3% Small Cap Fund/VA 4% Templeton Global Income Putnam VT Diversified Putnam VT Diversified Putnam VT Diversified Securities Fund 5% Income Fund 9% Income Fund 7% Income Fund 5% Van Kampen UIF Mid Cap Van Kampen UIF Mid Cap Growth Portfolio 2% Growth Portfolio 2%          * When considering one of these asset allocation models for your individual situation, you should consider your other assets, income and investments in addition to this annuity certificate. Alternative investment options with similar risk and return characteristics are available with this certificate.                 12. SPECIAL REMARKS ------------------------------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------------------------------                          13. OWNER(S) ACKNOWLEDGEMENTS (All questions in this Section MUST be completed) --------------------------------------------------------------------------------------------------------------------------                          / / No / / Yes Do you have an existing annuity or life insurance policy? - / / No / / Yes Will the annuity applied for replace one or more existing annuity or life insurance - contracts? / / No / / Yes Have you purchased another deferred annuity issued by Hartford Life during the current - calendar year?          / / RECEIPT OF A VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus and prospectuses of the underlying funds will be mailed to you. THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT SPECIFIC TO THAT STATE. PLEASE REFER TO THE SPECIFIC FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. IF YOUR STATE IS NOT SEPARATELY LISTED, PLEASE REFER TO THE NAIC MODEL FRAUD STATEMENT OUTLINED BELOW. YOUR SIGNATURE AND DATE ON THIS APPLICATION (AND JOINT OWNER IF APPLICABLE) ALSO INDICATES THAT YOU ACKNOWLEDGE THE FRAUD WARNING APPLICABLE IN YOUR STATE OF RESIDENCE AND, IF APPLICABLE, THE STATE IN WHICH THIS APPLICATION IS SIGNED. NAIC MODEL FRAUD STATEMENT: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. ARKANSAS/WEST VIRGINIA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.                         A-LDR-08 (CW) HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY, Order #: HL-20259-2 Page 5 of 6 NC & PA)                          Owner SSN/TIN          COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies. DISTRICT OF COLUMBIA: WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT. KENTUCKY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime. MAINE/TENNESSEE/VIRGINIA/WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits. NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES. NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony. PUERTO RICO: Puerto Rico Fraud Warning form (HL-19171-0) must accompany this request for variable annuity. I/we hereby represent that the answers to the information provided on this request for variable annuity are correct. I/WE UNDERSTAND THAT ANNUITY PAYOUT OPTIONS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Signature hereby confirms that Owner/Joint Owner is a U.S. citizen, unless otherwise specified in Section 2 or Section 3. The undersigned hereby authorize(s) the Company to automatically amend investment instructions to reflect the surviving fund following any merger, substitution or liquidation. Signed at: / / ------------ --------------- State* Date                     --------------------------------------------------------------------------------------------------------------------------- Contract Owner Signature (Trustee/Custodian, if Joint Contract Owner Signature (If applicable) applicable)          * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.                 14. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS -------------------------------------------------------------------------------------------------------------------------

    / / No / / Yes Do you, as agent, have reason to believe the applicant has existing individual life - insurance policies or individual annuity contracts? / / No / / Yes Do you, as agent, have reason to believe the contract requested will replace existing - annuities or insurance? If yes, please complete any applicable state replacement forms.                          ------------------------------ Licensed Agent Signature                                  First Name MI Last Name ------------------------------------------------------------------------------------------------------------------------------ Street Address City State ZIP ------------------------------------------------------------------------------------------------------------------------------ Broker/Dealer Licensed Agent SSN Broker/Dealer Client Account Number ------------------------------------------------------------------------------------------------------------------------------ Business Telephone Number Fax Number Email Address ------------------------------------------------------------------------------------------------------------------------------                          SELECT PROGRAM* Hartford Leaders(R) Foundation: / / A / / B / / C --------------------------------------------------------------------------------------------------------------------------          * CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION (OPTION IS IRREVOCABLE)                         A-LDR-08 (CW) HARTFORD LEADERS(R) FOUNDATION (Countrywide except AL, AZ, FL, MN, NY, Order #: HL-20259-2 Page 6 of 6 NC & PA)